SCHEDULE 14A

(RULE 14A)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☒ Preliminary Proxy Statement	☐ CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

LIGHTPATH TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than The Registrant)

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LightPath Technologies, Inc.

Annual Meeting of Stockholders

October 20, 2004

Notice and Proxy Statement

September 13, 2004

Dear LightPath Stockholder:

I am pleased to invite you to the Annual Meeting of the stockholders of LightPath Technologies, Inc. The meeting will be held on Wednesday, October 20, 2004 at 11:00 a.m. (local time - EDT) at our corporate headquarters, 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826.

At the meeting, you and the other stockholders will be asked to (i) elect directors, (ii) approve an amendment to increase the shares available in the Company’s Incentive Plan to allow us to continue to offer equity incentives to attract and retain individuals with skills necessary for our success, and (iii) approve the proposal for the Company to issue up to 1,200,000 additional Common Shares or securities convertible into or exercisable for such Common Shares in one or more offerings, with certain quantitative restrictions, to be conducted by the Company from time to time for such purposes as determined by the Board of Directors. You will also have the opportunity to hear what has happened in our business in the past year and to ask questions.

The enclosed Notice and Proxy Statement contain details concerning the foregoing items and any other business to be conducted at the Annual Meeting. Other detailed information about LightPath and its operations, including its audited financial statements, are included in our Annual Report on Form 10-K, a copy of which is enclosed. We urge you to read and consider these documents carefully.

We hope you can join us at the meeting. Whether or not you expect to attend, please read the enclosed Proxy Statement, mark your votes on the enclosed proxy card, sign and date it, and return it to us in the enclosed postage-paid envelope. Your vote is important, so please return your proxy card promptly.

Sincerely,

Robert Ripp

Chairman of the Board

Corporate Headquarters

2603 Challenger Tech Court, Suite 100 * Orlando, Florida USA 32826 * 407-382-4003

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 20, 2004

Dear Stockholder,

You are cordially invited to attend the Annual Meeting of Stockholders of LightPath Technologies, Inc., a Delaware corporation (the “Company”). The meeting will be held on Wednesday, October 20, 2004 at 11:00 a.m. local time (EDT) at our corporate headquarters, 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826, for the following purposes:

1.	To elect two directors (Class I directors) to the Company’s Board of Directors;

2.	To approve an amendment to the Company’s Amended and Restated Omnibus Incentive Plan (“Plan”) to add 450,000 shares to the Plan. Currently only 16,377 shares are available for future use and this amendment would bring the total available for future grant to 466,377 shares. We are seeking this amendment in order to provide adequate shares to attract and retain qualified individuals;

3.	To approve the proposal for the Company to issue up to 1,200,000 additional Common Shares or securities convertible into or exercisable for such Common Shares in one or more offerings, with certain quantitative restrictions, to be conducted by the Company from time to time for such purposes as determined by the Board of Directors; and

4.	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

The record date for the Annual Meeting is September 3, 2004. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors,

Kenneth Brizel

Chief Executive Officer

Orlando, Florida

September 13, 2004

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held October 20, 2004

LIGHTPATH TECHNOLOGIES, INC.

2603 Challenger Tech Court, Suite 100

Orlando, Florida USA 32826

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of LightPath Technologies, Inc. (sometimes referred to as the “Company” or “LightPath”) is soliciting your proxy to vote at the Annual Meeting of Stockholders to be held on Wednesday, October 20, 2004 at 9:00 a.m. local time at our corporate headquarters, 2603 Challenger Tech Court, Suite 100, Orlando, Florida 32826. You are invited to attend the Annual Meeting and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about September 13, 2004 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on September 3, 2004 will be entitled to vote at the Annual Meeting. On this record date, there were 3,375,770 shares (including all restricted stock awards at such date) of Class A common stock (our only class of common stock) outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on September 3, 2004, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted. Even if you fill out and return your proxy, you may still vote in person if you are able to attend the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 3, 2004, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are specific matters scheduled for a vote:

1. The election of two directors (the Class I directors) to our Board of Directors;

2. The approval an amendment to the Company’s Amended and Restated Omnibus Incentive Plan (“Plan”) to add 450,000 shares to the Plan. Currently only 16,377 shares are available for future use and this amendment would bring the total available for future grant to 466,377 shares. We are seeking this amendment in order to provide adequate shares to attract and retain qualified individuals; and

3. The approval for the Company to issue up to 1,200,000 additional Common Shares or securities convertible into or exercisable for such Common Shares in one or more offerings, with certain quantitative restrictions, to be conducted by the Company from time to time for such purposes as determined by the Board of Directors.

A vote may also be held on any other business as may properly come before the Annual Meeting or any postponement or adjournment thereof, although there is no other business anticipated to come before the Annual Meeting.

How do I vote?

With regard to the election of directors, you may vote “For” all nominees listed or you may “Withhold Authority” for any or all of the nominees. For all other matters, you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from LightPath. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of September 3, 2004.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” all proposals outlined in this Proxy, including “For” each of the nominees for director. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

LightPath will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.

Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

What is “householding”?

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means convenience for security holders and cost savings for companies.

A number of brokers with account holders who are LightPath stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker and also notify us by sending your written request to Investor Relations, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 or by calling Investor Relations at 407-382-4003, ext. 314. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should also contact their broker and notify us in writing or by telephone.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. You may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to LightPath’s Secretary at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For”, “Against” and “Withhold Authority” votes, abstentions and broker non-votes. A broker “non-vote” occurs when a nominee/broker holding shares for a beneficial owner does not vote on a particular proposal because the nominee/broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether a matter has been approved.

How many votes are needed to approve the proposals?

With regard to Proposal No. 1 (election of directors), the two nominees receiving a plurality of the votes cast at the meeting will be elected as directors of the Company. A properly executed proxy marked “Withhold

Authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

To be approved, Proposals No. 2 (amendment to our Omnibus Incentive Plan), and No. 3 (proposal for the Company to offer up to 1,200,000 additional Common Shares or securities convertible into or exercisable for such Common Shares), each must receive “For” votes from holders of a majority of the shares represented and voted at the meeting. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Not voting on these proposals, including broker non-votes, has no effect on the outcome.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of stock entitled to vote is represented by votes at the meeting or by proxy. On the record date, there were 3,375,770 outstanding shares (including all restricted stock awards at such date) entitled to vote. Thus 1,687,886 must be represented by votes at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. LightPath will subsequently either include the final voting results in its quarterly report on Form 10-Q or issue a general press release after the meeting indicating whether the stockholders have approved the proposals or not.

When are stockholder proposals for the 2005 Annual Meeting due?

Stockholders interested in presenting a proposal to be considered for inclusion in next year’s proxy statement and form of proxy may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s By-laws. To be considered for inclusion, stockholder proposals must be submitted in writing to the Corporate Secretary, LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826 before May 16, 2005, which is 120 calendar days prior to the anniversary of the mailing date of this proxy statement, and must be in compliance with all applicable laws and regulations.

If a stockholder wishes to present a proposal at the 2005 Annual Meeting, but the proposal is not intended to be included in the Company’s proxy statement relating to the meeting, the stockholder must give advance notice to the Company prior to the deadline for such meeting determined in accordance with the By-laws (the “By-law Deadline”). Under the Company’s By-laws, in order for a proposal to be timely, it must be received by the Company no later than 60 days, nor earlier than 90 days, prior to the annual meeting date. If a stockholder gives notice of such a proposal after the By-law Deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

Furthermore, Rule 14a-4 of the Exchange Act also establishes a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting (the “Discretionary Vote Deadline”). The Discretionary Vote Deadline for the year 2005 annual meeting is July 30, 2005 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s 2005 annual meeting. A properly submitted proposal received after the Discretionary Vote Deadline but before the By-law Deadline would be eligible to be presented at the annual meeting, however, the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

How do I get a copy of the exhibits filed with the Company’s Form 10-K?

A copy of the Company’s Annual Report for 2004, which contains the Company’s Form 10-K for the fiscal year ended June 30, 2004, and consolidated financial statements, has been delivered to you with this Proxy Statement. The Company will provide to any stockholder as of the Record Date, who so specifically requests in writing, a copy of the exhibits filed with the Company’s Form 10-K. Requests for such copies should be directed to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of all exhibits filed electronically by the Company may be reviewed and printed from the SEC’s website at http://www.sec.gov under the EDGAR archives section.

Where can I get information regarding how to send communications to the Board of Directors and the Company’s policy regarding Board member’s attendance at annual meetings?

The Board of Directors provides a process for stockholders to send communications to the Board of Directors and has adopted a policy regarding Board member’s attendance at annual meetings. Information regarding these matters is contained on the Company’s website at http://www.lightpath.com under “Investor Relations,” “FAQs,” questions number 9 and 10.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

LightPath’s Board of Directors is divided into three classes, denoted as Class I, Class II and Class III, serving staggered three-year terms with one class elected each year at the annual meeting. The current Board consists of:

Class I (term expiring in 2004)	Class II (term expiring in 2006)	Class III (term expiring in 2005)
Robert Ripp Robert Bruggeworth	James L. Adler, Jr. Kenneth Brizel Dr. Steven Brueck	Louis Leeburg Gary Silverman

At the 2004 annual meeting of stockholders, two directors (the Class I directors) are to be elected to serve a three-year term or until their successors have been duly elected and qualified. Pursuant to the Company’s Certificate of Incorporation and By-laws, the current Board of Directors or the stockholders may nominate persons for election to the Board of Directors. In accordance with such governing documents, the following individuals, each of whom is a current member of the Board of Directors, have been nominated to serve as Class I directors to serve a three-year term or until their successors have been duly elected and qualified:

Robert Ripp

Robert Bruggeworth

The individuals named as proxies will vote the enclosed proxy “FOR” the election of all nominees unless you direct them to withhold your votes. If any nominee becomes unable or unwilling to serve as a director before the Annual Meeting, an event which is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the present membership of the Board to the number of nominees available.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR”

THE ELECTION OF ALL NOMINEES

Below are the names and ages of the directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships.

Nominees for Election to a Three-Year Term (Class I Directors)

Robert Ripp, 63 Director (Chairman of the Board)	Mr. Ripp has served as Chairman of LightPath since November 1999. During portions of fiscal 2002 and fiscal 2003 he also served as the Company’s Interim President and Chief Executive Officer. Mr. Ripp was Chairman and CEO of AMP Incorporated from August 1998 until April 1999, when AMP was sold to TYCO International Ltd. Mr. Ripp held various executive positions at AMP from 1994 to August 1999. Mr. Ripp previously spent 29 years with IBM of Armonk, NY. He held positions in all aspects of operations within IBM culminating in the last four years as Vice President and Treasurer and he retired from IBM in 1993. Mr. Ripp graduated from Iona College and received his M.B.A. from New York University. Mr. Ripp is currently on the board of directors of Ace, Ltd., Safeguard Scientifics and PPG Industries, all of which are listed on the New York Stock Exchange. Mr. Ripp also serves on the Company’s Compensation and Finance Committees.

Robert Bruggeworth, 43 Director	Mr. Bruggeworth has served as a Director of LightPath since May 2001. Mr. Bruggeworth is currently President, CEO and a director of RF Micro Devices, which he joined in 1999. RF Micro Devices is listed on the Nasdaq National Market. From 1983 until 1999 he held various positions with AMP Incorporated. When he left AMP he was a Divisional Vice President, Global Computer and Consumer Electronics in Hong Kong. Mr. Bruggeworth is a graduate of Wilkes University with a Bachelor of Science in Electrical Engineering. Mr. Bruggeworth also serves on the Company’s Finance Committee.

Class II Directors Continuing in Office Until the 2006 Annual Meeting

James L. Adler, Jr., 76 Director	Mr. Adler has served as a Director of LightPath since October 1997. He serves as one of seven Senior Counsel to the law firm of Squire, Sanders & Dempsey L.L.P., in which he was a partner from October 1989 until December 2002. Mr. Adler is a corporate, securities, aviation and international lawyer. He also serves as a member of the Advisory Committee of Panthoen Chemical Inc., a manufacturer of industrial specialty chemicals. In 1998-1999, he served as President of the Arizona Business Leadership Association and currently serves as a director. He is a member of the Arizona District Export Council and a Trustee of the Phoenix Committee on Foreign Relations. In March 1999, Mr. Adler was appointed by the government of Japan to a five-year term as Honorary Consul General of Japan at Phoenix. He has previously served as Chairman of the International Law Section of the Arizona State Bar Association and, by gubernatorial appointments, as a Member of the Investment Committee of the Arizona State Retirement System and a Member and Chairman of the Investment Committee of the State Compensation Fund. Mr. Adler graduated from Carleton College, magna cum laude, and from Yale Law School. He is a member of the Arizona and New York State Bars. Mr. Adler serves on the Company’s Compensation Committee.

Kenneth Brizel, 46 Chief Executive Officer, President and Director	Mr. Brizel has served as a Director of LightPath, and its CEO and President since July 2002. Mr. Brizel has spent 22 years in the communications and microelectronics industries. From October 2000 until July 2002 he was Senior Vice President Strategy and Business Development for Oplink Communications. From May 1997 to October 2000, Mr. Brizel was Director of Strategic Marketing for Optoeletronics and Network Communications Integrated Circuits groups within Lucent Microelectronics. Mr. Brizel’s career includes assignments at RCA/GE, Lucent/Agere, Mostek and Star Semiconductor. His responsibilities have spanned sales, engineering, marketing strategy and business development. Mr. Brizel received his Bachelor of Science and Master of Science degrees in Electrical Engineering from Rensselaer Polytechnic Institute in Troy, NY.

Dr. Steven Brueck, 60 Director	Dr. Brueck has served as a Director of LightPath since July 2001. He is the Director of the Center for High Technology Materials (CHTM) and Professor of Electrical and Computer Engineering and Professor of Physics at the University of New Mexico in Albuquerque, New Mexico, which he joined in 1985. He is a graduate of Columbia University with a Bachelor of Science degree in Electrical Engineering and a graduate of the Massachusetts Institute of Technology where he received his Master of Science degree in Electrical Engineering and Doctorate of Philosophy in Electrical Engineering. Dr. Brueck is a fellow of both the OSA and the IEEE. Dr. Brueck serves on the Company’s Audit Committee and is Chairman of the Company’s Technical Advisory Board.

Class III Directors Continuing in Office Until the 2005 Annual Meeting

Louis Leeburg, 51 Director	Mr. Leeburg has served as a Director of LightPath since May 1996. Mr. Leeburg is a self-employed business consultant. From 1988 until 1993 he was the Vice President, Finance of The Fetzer Institute, Inc. From 1980 to 1988 he was in financial positions with different organizations with an emphasis in investment management. Mr. Leeburg was an audit manager for Price Waterhouse & Co. until 1980. Mr. Leeburg received a Bachelor of Science in Accounting from Arizona State University. He is a member of Financial Foundation Officers Group and the treasurer and trustee for the John E. Fetzer Memorial Trust Fund and The Institute for Noetic Sciences. Mr. Leeburg also serves on the Company’s Audit and Finance Committees.

Gary Silverman, 65 Director	Mr. Silverman has served as a Director of LightPath since September 2001. Mr. Silverman is currently the managing partner of GWS Partners, established in 1995 to conduct searches for senior-level executives and board of director candidates for a broad cross section of publicly-held corporations. From 1983 to 1995 he worked for Korn/Ferry International as an executive recruiter and held the position of Managing Director. He spent fourteen years with Booz, Allen & Hamilton, and his last position was Vice President and Senior Client officer and he was responsible for generation of new business, the management of client assignments and the development of professional staff. Mr. Silverman is a graduate of the University of Illinois with both a Bachelors and a Masters of Science in Finance. Mr. Silverman also serves on the Company’s Compensation Committee and Audit Committee.

Meetings of the Board of Directors and its Committees

Our Board of Directors has an Audit Committee, a Compensation Committee and a Finance Committee. The Board of Directors does not have a standing nominating committee. The entire Board of Directors held 16 meetings, including telephonic meetings, during fiscal 2004. All the Directors attended 75% or more of the meetings of the Board of Directors and all of the meetings held by committees of the Board on which they served with the exception of Mr. Bruggeworth, who attended 74% of his Board and committee meetings.

The Audit Committee, which consists of Dr. Steven Brueck, Louis Leeburg (Chairman) and Gary Silverman met 4 times during fiscal 2004, which meetings included discussions with management and our independent auditors to discuss the interim and annual financial statements and the annual report of the Company, and the effectiveness of the Company’s financial and accounting functions and organization. The Committee’s responsibilities include, among others, direct responsibility for the engagement and termination of the Company’s independent accountants, and overseeing the work of the accountants and determining the compensation for their engagement(s). The Audit Committee is comprised entirely of independent members as defined under applicable listing standards set out by the Securities Exchange Commission, the National Association of Securities Dealers (NASD) and its market, the Nasdaq Stock Market. See Appendix B herein for a copy of the Audit Committee Charter, which was amended in fiscal 2004.

The Compensation Committee, which consists of James L. Adler, Jr., Robert Ripp and Gary Silverman (Chairman), met 1 time during fiscal 2004. The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of certain executive officers of the Company, including the Chief Executive Officer, and also administers the Amended and Restated Omnibus Plan, pursuant to which incentive awards, including stock options, are granted to directors, officers and key employees of the Company.

The Finance Committee, which consists of Robert Bruggeworth (Chairman), Louis Leeburg and Robert Ripp, did not meet during fiscal 2004. The Finance Committee reviews and provides guidance to the Board of

Directors and management with respect to our significant financial policies. The full Board performed these functions in fiscal 2004 especially with regard to matters having to do with the Company’s financing concluded in March 2004.

In fiscal 2002 the Board of Directors authorized the creation of a Technical Advisory Committee, which committee periodically reviews the Company’s products and technologies. Dr. Steven Brueck serves as chairman of the Technical Advisory Committee, which did not meet in fiscal 2004 and met once in fiscal 2003. No other Board members serve on the Technical Advisory Committee.

All current committee members are expected to be nominated for re-election to the same committees at a Board meeting to be held following the Annual Meeting.

Nominations Process and Criteria

The Board of Directors has not considered it necessary to form a committee of the Board specifically for governance or nomination matters due to the modest scope of the Company at the current time. When a governance or nominating matter comes to the Board for consideration, the full Board will meet and be informed on the matter and the appropriate action taken by the full Board or a subset of independent directors thereof.

Additionally, the Board of Directors believes it is not necessary to adopt criteria for the selection of Directors. The Board believes that the desirable background of a new individual member of the Board of Directors may change over time and that a thoughtful, thorough process for the selection is more important than adopting criteria for Directors. The Board is fully open to utilizing whatever methodology is efficient in identifying new, qualified Board members when needed, including using Board industry contacts or professional search firms. Due to the status of Mr. Brizel as the Company’s current CEO and Mr. Ripp’s status of CEO through July 2002, they are both not independent Board members and may not specifically nominate anyone for Board membership or vote on the matter of appointments to the Board. Mr. Ripp’s status will revert to an independent director after he has not held an Executive Officer position for three years, or in July 2005.

Any shareholder wishing to propose that a person be nominated for or appointed to the Board of Directors may submit such a proposal to:

Corporate Secretary

LightPath Technologies, Inc.

2603 Challenger Tech Court, Suite 100

Orlando, FL 32826

Such correspondence will be timely forwarded to the Chairman of the Audit Committee for review and consideration.

Audit Committee Report

The Audit Committee is responsible for, among other things, reviewing and discussing the Company’s audited financial statements with management, discussing with the Company’s independent auditors information relating to the auditors’ judgments about the quality of the Company’s accounting principles, recommending to the Board of Directors that the Company include the audited financial statements in its Annual Report on Form 10-K and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors’ services and activities. At the recommendation of the Audit Committee, the Board of Directors first approved a charter for the Audit Committee on November 14, 2000, which was subsequently revised and approved by the Board on May 10, 2004. A copy of the revised charter is included within this proxy statement as Appendix B.

Review Of Audited Financial Statements

The Audit Committee has reviewed the Company’s financial statements for the fiscal year ended June 30, 2004, as audited by KPMG LLP, the Company’s independent auditors, and has discussed these financial statements with management. In addition, the Audit Committee has discussed with KPMG LLP the matters required to be discussed by Statements of Auditing Standards 61 and 90, as may be modified or supplemented. Furthermore, the Audit Committee has received the written disclosures and the letter from KPMG LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with KPMG LLP its independence.

Generally, the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, or in determining auditor independence. However, the Board of Directors has determined that at least one member of the Audit Committee, Mr. Leeburg, is an “audit committee financial expert” (as defined in Item 401(h) of Regulation S-K ). Mr. Leeburg’s business experience that qualifies him to be determined an “audit committee financial expert” is described above. Members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management. Accordingly, the Audit Committee’s oversight does not currently provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.

Recommendation

Based upon the foregoing review and discussion, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2004, be filed with the Company’s annual report on Form 10-K.

Audit And Non-Audit Fees

The following table presents fees paid or to be paid for professional audit services rendered by KPMG LLP for the audit of the Company’s annual financial statements during the year ended June 30, 2004, and fees billed for other services rendered by KPMG LLP.

Audit and quarterly review fees, excluding audit related fees (see below)	$141,000

Financial information systems design and implementation fees	$0

All other fees:
Audit related (1)	20,285
Other non-audit services (2)	21,350

Total all other fees	$182,635

(1)	Audit related fees consisted principally of a 401(k) audit fee and a review of a registration statement and issuance of an accountants’ consent.
(2)	Other non-audit fees consisted of tax compliance services.

The Audit Committee has considered whether the services provided by KPMG LLP as disclosed under the foregoing sections captioned “Financial Information Systems Design and Implementation Fees” and “All Other Fees” is compatible with the independence of KPMG LLP as the Company’s principal accountant.

Audit Committee:
Louis Leeburg, Chairman
Dr. Steven Brueck
Gary Silverman

Executive Officers Who Do Not Serve as Directors

Monty Allen, 51 Chief Financial Officer, Secretary and Treasurer	Mr. Allen has been Chief Financial Officer, Secretary and Treasurer since August 2003. Mr. Allen has served as a CFO for both public and private companies and was engaged as an independent consultant to entities in venture creation, computer hardware and public education from August 2001 to August 2003. He served from August 1999 to August 2001 as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of GlobeNet Capital Corporation, a privately-held developer of trading system software for financial markets. From 1995 to August 1999 he was the Vice President, Chief Financial Officer, Treasurer and Secretary of Autonomous Technologies Corporation, a publicly held developer of laser refractive surgical equipment. Early in his career, he was in the practice of public accounting with KPMG and Deloitte & Touche. Mr. Allen is a certified public accountant and earned a M.B.A. from Harvard Business School and a Bachelor of Science in Accounting from Florida State University.

Bruce Bernacki, 51 Chief Technology Officer	Bruce Bernacki has been Chief Technology Officer since August 2003. Dr. Bernacki previously held the position of Vice President of Research and Development with us from September 2002 to August 2003. He joined LightPath’s Geltech research and development group in July 2000 from a position with Siros Technologies, where he was the manager of a optical storage products from November 1999 to July 2000. From 1997 until November 1999, he was with Iomega Corporation as the manager of the optical recording group. Dr. Bernacki has worked in the optics industry for 19 years holding positions in both commercial and research institutions. His experience also includes research and development positions with Oak Ridge National Laboratory and the U.S. Air Force. Dr. Bernacki is the inventor or co-inventor of five U.S. Patents and holds a Ph.D. and Master of Science in Optical Sciences, as well as a Bachelor of Science in Electrical Engineering, all from the University of Arizona.

James Magos, 53 Senior Vice President –Sales	Mr. Magos has been our Senior Vice President of Sales since August 2003. From January 1999 to August 2003, Mr. Magos was Vice President and Chief Operating Officer for Cardinal Components Inc., a crystal manufacturer. Earlier, he served as Vice President of Sales & Marketing for IQ Systems, Inc. and in other sales and marketing roles for Star Semiconductor, Logic Device Corporation, and Harris Semiconductors (Intersil). Mr. Magos earned his B.S. in Business Management from Long Island University and attended management training at the University of Pennsylvania’s Wharton Business School.

Edward Patton, 48 Vice President – Marketing	Mr. Patton has been our Vice President of Marketing since January 2003. He joined LightPath’s Geltech sales and marketing group in 1998. Mr. Patton has held a variety of senior positions in the photonics industry with firms that have marketed products including optics, detectors, thin-film filters, and laser diodes into such markets as medical, industrial, defense and communications. Mr. Patton has served as Vice President Sales and Marketing at both EG&G Optoelectronics and Graseby Electro-Optics and served as President and General Manager of Graseby Infrared. Mr. Patton earned his Bachelor of Science from Northeastern University.

Robert Reichert, 54 Vice President of Operations	Mr. Reichert has been our Vice President of Operations since March 2004. From April 2001 to October 2003, he was the COO of Covega, a high-tech, optoelectronic components manufacturer and from 1981 to April 2001 he was a manufacturing executive for Allied-Signal/ Honeywell at their Centers for Microelectronic Technology and Solid State Electronics. Mr. Reichert has earned the Six Sigma Quality System “Black Belt” designation with training and experience in related disciplines such has lean manufacturing, total quality, integrated supply chain management, and other plant floor productivity initiatives. Mr. Reichert earned his B.S. in Business Management from the University of Maryland.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 23, 2004, the number and percentage of outstanding shares of the Company’s Class A Common Stock, owned by:

(i) each director (which includes all nominees) at such date,

(ii) each of the Named Executive Officers for fiscal 2004 (as defined below in “Executive Compensation”),

(iii) current directors and executive officers of the Company as a group at such date, and

(iv) each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock of the Company at such date.

All percentages are based on 3,375,770 shares outstanding (or deemed outstanding) at such date as explained below. The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of August 23, 2004, through the exercise of any stock option or other right to purchase, such as a warrant. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed may include, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust or estate of which the person is a trustee or an executor or in which the person may have a beneficial interest. The table that follows is based upon information supplied by the executive officer, directors and principal stockholders and a Schedule 13G filed with the SEC.

	Securities							Percent Owned (%)
	Common Stock Class A
Name and Address (1)	Restricted (2)		Unrestricted		Warrants		Total
Robert Ripp, Director (3)	31,744	(4)	111,119		120,156	(5)	263,019	7.52
Kenneth Brizel, CEO & Director	21,875	(6)	43,375	(7)	—		65,250	1.93
Gary Silverman, Director	875	(8)	9,937		—		10,812	*
Louis Leeburg, Director	2,228	(9)	3,955	(10)	—		6,183	*
James L. Adler, Jr., Director	2,505	(11)	2,506		—		5,011	*
Robert Bruggeworth, Director	1,187	(12)	1,188		—		2,375	*
Dr. Steve Brueck, Director	875	(13)	875		—		1,750	*
Monty Allen, CFO	7,500	(14)	7,500		—		15,000	*
Bruce Bernacki, CTO	1,304	(15)	1,377		—		2,681	*
James Magos, SVP – Sales	7,500	(16)	7,500		—		15,000	*
Edward Patton, VP – Marketing	1,552	(17)	1,823		—		3,375	*
All directors and executive officers currently holding office as a group (12 persons)	86,645		191,155		120,156		394,581	11.38

Orin Hirschman (18)	—		381,500		—		381,500	11.30

*	Less than one percent.

Notes:

1 –	Except as otherwise noted, each of the parties listed above has sole voting and investment power over the securities listed. The address for all directors, officers and other persons above is “in care of” LightPath Technologies, Inc., 2603 Challenger Tech Court, Suite 100, Orlando, FL 32826. The address for Mr. Hirschman, as indicated on his Form 13G filed February 26, 2004 is 6006 Berkeley Avenue, Baltimore, Maryland 21209.
2 –

Restricted Stock outstanding at August 23, 2004 is issued under the Company’s Amended & Restated Omnibus Incentive Plan. Restricted Stock, as presented in this Proxy Statement, is subject to time-based vesting conditions wherein the grantee does not have free and unfettered ownership, without a substantial risk of forfeiture, unless and until the vesting conditions have been met. Therefore any shares shown in the Restricted column in the table above, are still subject to such vesting conditions. Shares for which all of the vesting conditions have been met and the certificate issued to the individual are shown in the Unrestricted column in the table above. There are no stock options outstanding to any of the Named Executive Officers or other executive officers. See table below for information with regard to the Restricted Stock holdings of the Named Executive Officers.

3 –	Does not include 7,812 shares of Common Stock Class A and warrants to purchase 15,000 shares of Common Stock Class A which are owned by trusts for Mr. Ripp’s adult children and for which he disclaims beneficial ownership. Warrants owned by the trusts for his children are fully exercisable at a price of $48 per share.
4 –	Includes no restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
5 –	Of Mr. Ripp’s warrants, 20,156 are exercisable at $48 per share and 100,000 are exercisable at $3.20 per share.
6 –	Includes no restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
7 –	These shares are held jointly by Mr. Brizel with his spouse and he claims beneficial ownership thereof.
8 –	Includes no restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
9 –	Includes 1,222 restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
10 –	Includes 1,727 unrestricted shares owned by an IRA account of which Mr. Leeburg has beneficial ownership. Does not include 6,307 shares owned by Mr. Leeburg’s brother for which Mr. Leeburg disclaims beneficial ownership.
11 –	Includes 1,594 restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
12 –	Includes 1,062 restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
13 –	Includes no restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
14 –	Includes no restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
15 –	Includes no restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
16 –	Includes no restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
17 –	Includes no restricted shares for which the restrictions fully lapse within 60 days of August 23, 2004.
18 –	Excludes warrants owned by Mr. Hirschman that are not exercisable for more than 60 days from August 23, 2004 (exercisable after November 21, 2004) and have an exercise price of $4.30 per share.

Information with regard to Restricted Stock Awards held by Named Executive Officers at August 23, 2004

The Company’s restricted stock grants have been made under the terms of our Amended & Restated Omnibus Incentive Plan. Upon the making of a grant, the receiving employee (or director) has legal title to the stock for the purposes of voting the shares and receiving dividends on the shares, if any. The grants provide for a time-based “vesting” period during which the employee bears a substantial risk of “forfeiture” should he not remain employed by or associated with the Company. This risk of forfeiture allows the holder to electively choose to file a timely “83b election” with the IRS and pay income and employment taxes on the value of the grant at the time of the making of the grant. Should the employee not make a timely 83b election, he shall be taxed upon the then current value of the shares at the time the shares in the grant vest. Upon vesting of the stock in a grant, the employee no longer risks losing the shares should he subsequently leave the employ of the Company. However should he remain an Executive Officer or other Section 16 insider after the vesting event, he continues to have restrictions imposed on him with regard to the sale or other disposition of the shares by both the Company and by various “insider trading” rules imposed upon Section 16 insiders of public companies.

Name	Shares of Restricted Stock Held at August 23, 2004 (1)	Restricted Stock Held ($ value at August 23, 2004) (2)	Schedule of Lapse of Restrictions
			Fiscal Year 2005	Fiscal Year 2006	Fiscal Year 2007
Kenneth Brizel	21,875	$115,281	9,375	—	12,500
Monty Allen	7,500	$39,525	—	7,500	—
Bruce Bernacki	1,304	$6,872	1,304	—	—
James Magos	7,500	$39,525	—	7,500	—
Edward Patton	1,552	$8,179	1,552	—	—

Notes:

(1)	Restricted Stock Held is stock for which the vesting conditions have not yet been met as of August 23, 2004 pursuant to the agreements under which they are granted by the Compensation Committee of the Board of Directors.
(2)	Valued at the August 23, 2004 closing price of our common stock on the Nasdaq Stock Market ($5.27 per share) without discount for lack of marketability.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”) and furnish copies of such reports to the Company. The SEC has also designated specific due dates for such reports and the Company must identify in this Proxy Statement those persons who did not properly file such reports when due. To the best of the Company’s knowledge, all required filings in fiscal 2004 were properly made in a timely fashion. In making the above statements, the Company has relied solely on its review of copies of the reports filed with the SEC by persons who are not directors or officers and written representations of the directors and officers.

EXECUTIVE COMPENSATION

The following table sets forth certain compensation awarded to, earned by or paid to (i) the Chief Executive Officer, (ii) up to four of the other most highly compensated executive officers of the Company serving as executive officers at the end of the 2004 fiscal year (collectively, the “Named Executive Officers”), for services rendered in Executive Officer capacities to the Company during fiscal years 2004, 2003 and 2002.

Summary Compensation Table

Long-Term Compensation
		Annual Compensation*		Awards
Name and Position	Fiscal Year	Salary ($)	Bonus ($)	Restricted Stock Awards (a) ($ value at date of grant)	Securities Underlying Options/ SARs (#)	All Other Compensation ($)
Kenneth Brizel, Chief Executive Officer and President (b)	2004 2003 2002	263,006 260,332 n/a	101,000 25,000 n/a	59,000 99,000 n/a	— 37,500 n/a	45,147 10,992 n/a

Bruce Bernacki Chief Technology Officer (c)	2004 2003 2002	126,643 n/a n/a	3,000 n/a n/a	— n/a n/a	— n/a n/a	4,881 n/a n/a

James Magos Senior Vice President of Sales (d)	2004 2003 2002	126,615 n/a n/a	3,000 n/a n/a	38,250 n/a n/a	— n/a n/a	27,000 n/a n/a

Monty Allen Chief Financial Officer & Secretary (e)	2004 2003 2002	123,480 n/a n/a	3,000 n/a n/a	34,950 n/a n/a	— n/a n/a	17,475 n/a n/a

Edward Patton Vice President of Marketing (f)	2004 2003 2002	111,523 103,834 n/a	3,000 — n/a	— 6,955 n/a	— — n/a	5,808 1,541 n/a

Notes:

*	Other Annual Compensation, as defined by Commission rules, is not reported in this table due to all individuals except Mr. Magos and Mr. Patton qualifying under the applicable de minimis rule [402(b)(2)(iii)(C)(1)] for all periods presented. The de minimis rule does not require reporting of perquisites and other compensation that totals less than 10% of the sum of the individual’s total of salary and bonus. In the case of Mr. Magos, his Other Annual Compensation for fiscal year 2004 was $13,532, and in the case of Mr. Patton, his Other Annual Compensation for fiscal year 2003 was $11,176. The nature of these compensatory items include the Company’s matching of elective employee 401(k) deferrals, the Company’s contribution toward the premium cost for employee and dependent medical, dental, life and disability income insurances, and in the case of Mr. Magos, a taxable automobile allowance.
(a)	In fiscal 2002, the Board of Directors and its Compensation Committee determined that it was in the best interests of the Company to offer to cancel certain stock options held by directors and executive officers of the Company in exchange for the issuance of restricted stock awards, and to issue new options to certain employees of the Company. This is referred to as the “Realignment Program” and is described more fully below. Mr. Brizel’s fiscal 2003 option grant and Mr. Bernacki’s then outstanding options were exchanged for restricted stock. See also the table above on the preceding page for information with regard to restricted stock awards held by the Named Executive Officers.
(b)	The Company employed Mr. Brizel in July 2002 in the stated capacity. Accordingly, the compensation figures indicated for 2003 do not represent a full year’s compensation. Mr. Brizel’s All Other Compensation includes the taxable value of restricted stock upon vesting of $35,063 in 2004. Other amounts in 2004 and 2003 are relocation-related. In July 2004 (fiscal 2005), Mr. Brizel’s relocation-related benefits were completed with the payment of $32,123 not shown in this table.

(c)	Mr. Bernacki was promoted to be the stated capacity in August 2003. Therefore compensation information shown is for the full 2004 fiscal year; however, compensation for prior years is not shown. Mr. Bernacki’s All Other Compensation is the taxable value of restricted stock upon vesting.
(d)	The Company employed Mr. Magos in August 2003 in the stated capacity. Accordingly, the compensation figures indicated for 2004 do not represent a full year’s compensation. Mr. Magos’ All Other Compensation represents taxable payments that reflect performance against goals for long-term sales contracts and current sales bookings. See also the note above indicated by the asterisk.
(e)	The Company employed Mr. Allen in August 2003 in the stated capacity. Accordingly, the compensation figures indicated for 2004 do not represent a full year’s compensation. Mr. Allen’s All Other Compensation is the taxable value of restricted stock upon making an 83(b) election prior to vesting.
(f)	Mr. Patton was promoted to the stated capacity in January 2003. Therefore compensation information shown is for the full 2004 and 2003 fiscal years; however, compensation for fiscal 2002 is not shown. Mr. Patton’s All Other Compensation for 2004 is the taxable value of restricted stock upon vesting; for 2003 it is taxable payments that represent sales commissions prior to his appointment to his current office. See also the note above indicated by the asterisk.

See the table entitled Information with regard to Restricted Stock Awards held by the Named Executive Officers at June 30, 2004 on page 16.

Option Grants Table

During fiscal 2004, none of the Named Executive Officers were granted any stock options.

Aggregated Option Exercises and 2004 Fiscal Year-End Option Value Table

None of the Named Executive Officers held any stock options during fiscal 2004 and at June 30, 2004 and therefore there were no exercises of stock options or value held in the form of stock options by them.

Compensation of Directors

Fiscal 2004

Directors who were not compensated as officers of the Company received a $1,500 payment for each Board meeting attended in person and a $750 payment for each Committee meeting or Board meeting held via teleconference. Additionally, those directors received a retainer payment of $1,000 per month, paid quarterly. Mr. Ripp, our Chairman, also received $1,500 monthly compensation for his service as Chairman of the Board. Mr. Leeburg, Chairman of our Audit Committee, received $1,250 per quarter for service in those capacities beginning in the last fiscal quarter of the year. Directors who are compensated as Company employees (currently only Kenneth Brizel) receive no compensation for service as a director. The Company also reimburses each director for out-of-pocket expenses incurred in attending meetings of the Board of Directors and its committees and pays certain other expenses for such meetings directly. All directors are eligible to receive equity incentives under the Company’s Omnibus Plan, including stock options, restricted stock awards or units. In fiscal 2004 no director, except for Kenneth Brizel as our CEO, received any incentives under our Omnibus Plan.

Fiscal 2005

The Compensation Committee of the Board reconsidered the structure of Board compensation in early fiscal 2005 due to the additional demands and responsibilities imposed on non-employee directors, particularly regarding legal compliance and regulatory matters, and to compensate directors who serve in the roles of Chairman of the Board or Committee Chairmen for the fact that they are expected to be available for and will expend more effort in their respective matters overseeing the legal and business affairs of the Company on behalf of stockholders.

For fiscal 2005, non-employee members of the Board will receive a retainer of $2,000 per month, paid quarterly. However, there will no longer be any Board or Committee meeting fees paid unless, by action of the Board, such fees are deemed advisable due to a special project or other effort requiring extra-normal commitment of time and effort. Additionally, the following fees will be paid to the Chairman of the Board and Committee Chairmen on a quarterly basis for their responsibilities overseeing their respective functions:

Chairman of the Board	$15,000
Audit Committee Chairman	$2,000
Compensation Committee Chairman	$1,000
Finance Committee Chairman	$1,000
Technical Advisory Board Chairman	$500

Required Disclosure regarding the Amendment or Repricing of Options

As required by Regulation S-K, Section 402(i), and as further described in the Compensation Committee Report on Executive Compensation elsewhere in this proxy statement, the Company implemented a stock option realignment program in August 2002 whereby certain stock options issued to officers, directors and employees were cancelled in exchange for the issuance of restricted stock awards. In light of such cancellations, the following table sets forth information regarding all repricings and amendments since fiscal 1994 held by any then executive officer of the Company.

At the end of fiscal 2003 all of the stock options described below were canceled in accordance with the Company’s Realignment Program described below.

Name and Position	Repricing Date	Number of Securities Underlying Options Repriced or Amended (#) (1)	Market Price of Stock at Time of Repricing or Amendment ($)	Exercise Price at Time of Repricing or Amendment ($)	New Exercise Price ($) or Exchanged for Restricted Stock Award Shares (#)		Length of Original Option Term Remaining at Date of Repricing or Amendment
Robert Ripp, Chairman of the Board	2/21/03 2/21/03 2/21/03	125,000 500 1,476	2.24 2.24 2.24	48.00 29.04 59.84	63,488 (aggregate	)	7 years, 1 month 8 years, 7 months 6 years, 7 months

	8/1/02	62,500	4.56	192.00	53,125		7 years, 7 months

Kenneth Brizel, President, CEO and Director	2/21/03	37,500	2.24	6.48	12,500		9 years, 5 months

Jean-Luc Nogues, former Chief Technology Officer	2/21/03 8/1/02 8/1/02	2,000 10,000 2,000	2.24 4.56 4.56	26.64 26.64 93.04	$1,000 7,050 26.64		8 years, 9 months 8 years, 2 months 8 years, 4 months

Todd Childress, former Chief Financial Officer	2/21/03 8/1/02 8/1/02	1,500 6,250 1,500	2.24 4.56 4.56	26.64 26.64 93.04	$750 4,553 26.64		8 years, 9 months 8 years, 2 months 8 years, 4 months

Robert Cullen, former Executive Vice President	8/1/02	2,500	4.56	93.04	1,469		8 years, 4 months

Mark Fitch, former Senior Vice President	8/1/02 8/1/02 8/1/02	1,563 2,000 2,500	4.56 4.56 4.56	63.00 93.04 132.72	5,479 (aggregate	)	5 years, 2 months 8 years, 4 months 7 years, 7 months

Name and Position	Repricing Date	Number of Securities Underlying Options Repriced or Amended (#) (1)	Market Price of Stock at Time of Repricing or Amendment ($)	Exercise Price at Time of Repricing or Amendment ($)	New Exercise Price ($) or Exchanged for Restricted Stock Award Shares (#)		Length of Original Option Term Remaining at Date of Repricing or Amendment

Dennis Yost, former Chief Operating Officer	8/1/02	25,000	4.56	152.00	16,238		8 years, 6 months

Donna Bogue, former Chief Financial Officer	8/1/02 8/1/02 8/1/02	313 2,000 3,125	4.56 4.56 4.56	63.00 93.04 132.72	3,550 (aggregate	)	5 years, 0 months 8 years, 4 months 7 years, 7 months

(1)	Pursuant to the Realignment Program, all of the options set forth above were cancelled. In exchange, the Company granted each individual an aggregate number of shares of restricted stock pursuant to a predetermined formula, which was based on a certain higher percentage for vested options and a lower percentage for unvested options.

Employment Agreements

Pursuant to a letter agreement (“Brizel Letter”) between the Company and Mr. Brizel in accordance with his agreement to serve as the Company’s President and Chief Executive Officer, Mr. Brizel earns an annual salary of $260,000. In addition, Mr. Brizel was eligible for a sign-on bonus equal to $100,000, paid upon service milestones. The sign-on bonus was paid as follows: $25,000 in October 2002, $25,000 in July 2003 and $50,000 in January 2004. He is also eligible for additional performance-based bonuses up to 50% of his salary, subject to approval of the Compensation Committee of the Board of Directors. In fiscal 2004, he was paid $26,000 of such performance-based bonus reflecting his success in consolidating the operations of the Company into one location and significantly reducing costs. In accordance with the Brizel Letter, he was also granted long-term equity incentives in the form of a) a stock option to purchase 37,500 shares of our Common Stock, which was subsequently exchanged for a restricted stock award for 18,750 restricted shares under the Realignment Program (discussed below) and b) a restricted stock award for 12,500 shares. Subsequent to his first full year as our CEO, Mr. Brizel was awarded a restricted stock grant (in fiscal 2004) for 25,000 shares in recognition of his achievements in meeting his goals during his first year of employment. Mr. Brizel, along with all other executive officers, is an at-will employee of the Company, meaning that his employment is for an indefinite duration and could be terminated at any time. Nonetheless, the Company has agreed that in the event of a change in control of the Company whereby Mr. Brizel’s employment is terminated without cause, he would be entitled to receive one and a half times his annual base salary.

Except for the Brizel Letter described above, the Company does not currently have any employment agreement with any of its executive officers.

Certain Relationships And Related Transactions

During the fiscal years ended June 30, 2004 and 2003, the law firm in which James L. Adler, Jr. was a partner, Squire Sanders & Dempsey L.L.P., provided legal services to the Company for which the Company paid approximately $38,000 and $190,000, respectively. Mr. Adler is a director of the Company and does not beneficially own more than 1% of the Company’s outstanding common stock.

In September 2003, Robert Ripp, the Company’s Chairman provided an unsecured line of credit to the Company to enable it to borrow up to $300,000 on or before September 30, 2004. Any outstanding balances and accrued interest on September 30, 2004 are fully due and payable. The interest rate is 5% per annum on any funded balances outstanding. No funds have been borrowed under this line of credit and it is not anticipated that it will be renewed upon its expiration. In connection with this line of credit, Mr. Ripp was issued a warrant to purchase 100,000 shares of Common Stock, which is exercisable until September 30, 2013. The exercise price to acquire the shares underlying the warrant is $3.20 per share.

The Company believes that all of the transactions set forth above were made on terms no less favorable to the Company than could have been obtained from unaffiliated third parties. In addition, ongoing and future transactions with affiliates will be on terms no less favorable to the Company than may be obtained from third parties.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is a report of the Compensation Committee of the Board of Directors (the “Committee”) describing the current compensation policies of the Company. The Committee is responsible for establishing and monitoring the general compensation policies and compensation plans of the Company, as well as the specific compensation levels for executive officers. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

The Company’s compensation policy is designed to attract and retain qualified key executives critical to the Company’s achievement of reaching profitability and positive cash flow, and subsequently, its growth and long-term success. It is the objective of the Committee to have a portion of each executive’s compensation contingent upon the Company’s performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of three elements: (i) base salary, which reflects individual performance and expertise, (ii) variable current bonus awards payable in cash and tied to the achievement of certain performance goals that the Committee establishes from time to time for the Company and (iii) long-term, stock-based incentive awards.

In certain periods, the compensation of executives is also affected by internal conditions of the Company and the external market position of the Company. A more detailed description of the factors that the Board considers in establishing the components of base salary, bonus programs and long-term incentive compensation for executives’ compensation packages is included below.

Base Salary

The level of base salary of executive officers is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at companies which compete with the Company for business and executive talent, and the incentives necessary to attract and retain qualified management. Base salary is set each year to take into account the individual’s performance and to maintain a competitive salary structure.

Bonus Programs

Bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company’s success in achieving specific Company-wide goals. In fiscal 2004, the Company-wide goals included revenue levels, gross margin levels, and cash flow from operations. Bonuses awarded to executive officers, including the CEO, against fiscal 2004 goal achievement aggregated a total of $89,000, or 41% of that which might have been available assuming full goal achievement. Of the $89,000 awarded, $50,000 had not been paid at June 30, 2004.

In fiscal 2005, the bonus program will be similarly structured with Company-wide goals including the same performance measures. Each executive officer will have a total available bonus opportunity that will not exceed approximately 50% of his or her respective base salary (will vary by individual).

Long-Term Incentive Compensation

Long-term equity incentive compensation is granted to executive officers and certain others generally in the form of restricted stock instruments designed to give the recipient the opportunity to obtain an equity stake in the Company and thereby attract and retain such executive officers. Factors considered in making such awards include the individual’s position in the Company, his or her performance and responsibilities, and industry practices. Existing levels of stock ownership are taken into consideration when determining the amount, if any, of such grants of restricted stock instruments. The Company believes that its long-term equity incentive program is important to its ability to attract, retain and motivate executive officers.

The only restricted stock incentives issued in fiscal 2004 to executive officers other than Mr. Brizel (see Compensation of the Chief Executive Officer), were made to attract new persons to the Company necessitated by the Company’s relocation to Orlando in late fiscal 2003. In fiscal 2005, the Committee anticipates that equity incentives may be made available to executive officers generally not to exceed 25% of base salary.

Fiscal 2003: Special Compensation Program – “Realignment Program”

This communication is required by Regulation S-K, Rule 402(i), regarding detailed explanation of stock option repricings in the prior ten fiscal years:

In fiscal 2003, the Company implemented a stock option realignment program with respect to the Company’s executive officers, directors and certain employees. In August 2002, the Board together with the Committee determined that it was in the best interest of the Company to offer to cancel certain stock options held by directors and executive officers of the Company in exchange for the issuance of restricted stock awards, and to issue new stock options to certain employees of the Company (collectively, the “Realignment Program”). Under the Realignment Program, certain individuals agreed to cancel options that had an exercise price of $60 per share or greater as of June 30, 2002 (when our common stock had a closing price of $7.20). The directors and executive officers received a number of shares of Common Stock pursuant to a restricted stock award equal to the number of shares underlying 85% of the vested options and 50% of the unvested options that were cancelled. The restricted stock award granted in exchange for the vested options had a schedule for the lapse of restrictions of two years, during which, restrictions lapsed on 50% of the shares at the end of each year. The restricted stock award granted in exchange for the cancellation of any unvested options had a schedule for the lapse of restrictions of four years, with restrictions lapsing on 25% of the shares at the end of each year.

As part of the aforementioned Realignment Program, in August 2002 executive officers received restricted stock awards for an aggregate of 102,291 shares of Common Stock upon the cancellation of previously issued options to purchase 139,875 shares of Common Stock. In October 2002, directors received restricted stock awards for an aggregate of 7,757 shares of Common Stock upon the cancellation of previously issued options to purchase 9,125 shares of Common Stock.

Subsequently, in February and April 2003, as an additional part of the Realignment Program, certain employees and directors agreed to cancel options that had an exercise price of greater than $8 per share and to receive a number of shares pursuant to a restricted stock award equal to the number of shares underlying 50% of the outstanding options that were cancelled. The executive officers received restricted stock awards for an aggregate of 77,738 shares of Common Stock upon the cancellation of previously issued options to purchase 155,476 shares of Common Stock. The restricted stock awards granted in exchange for these options have restrictions that lapse over two years, with 50% of the restrictions lapsing at the end of each year.

Under the Realignment Program, non-executive employees of the Company received new options during fiscal 2003 based upon a formula similar to that used for the executives and directors.

The Committee recommended and the Board approved the Realignment Program because they believed that, given overall market conditions and in particular the depressed value of the Company’s Common Stock and of technology stocks in general, the Company’s equity compensation programs were not achieving their desired employee retention and incentive results. Without the proper equity compensation incentives, the Company may lose valuable human resources to its competitors or other industries. Without giving effect to the Realignment Program, most of the outstanding option exercise prices were very substantially above the current fair market value of the underlying Common Stock.

Compensation of the Chief Executive Officer

In July 2002, Kenneth Brizel joined the Company as President and Chief Executive Officer. Since his employment by the Company, Mr. Brizel has earned an annual salary of $260,000. As part of his hiring, he was eligible for a sign-on bonus of $100,000 based on service as follows: $25,000 paid in October 2002, $25,000 paid in July 2003, and $50,000 paid in January 2004. Additional performance-based bonuses will be based upon Committee recommended and Board approved milestones and can be up to 50% of base salary. In early fiscal 2004, Mr. Brizel was paid a $26,000 performance-based bonus for his success in consolidating the operations of the Company into one location and significantly reducing costs. Upon hire, Mr. Brizel was granted a long-term equity incentive in the form of a stock option to purchase 37,500 shares of our Common Stock. Subsequently this option was exchanged for a restricted stock award under the Realignment Program (described above) for 18,750 restricted shares. Also at hire, he was granted a restricted stock award for 12,500 shares. Mr. Brizel was further awarded a restricted stock grant in August 2003 (fiscal 2004) for 25,000 shares in recognition of his achievement toward meeting his goals during his first year of employment.

The Committee determines the base salary and bonus compensation to be paid to the President and Chief Executive Officer by evaluating a number of factors including competitive market compensation levels of executives of comparable companies as well as other subjective factors the Committee determines be applicable. The total compensation of the President and Chief Executive Officer is intended to reflect the extent of the officer’s policy and decision-making authority and the officer’s level of responsibility with respect to the strategic direction and financial and operational results of the Company. Fiscal 2003 was a difficult year for the Company requiring restructuring, consolidating and refocusing the business. For fiscal 2004, with the business realigned, the Committee established specific goals for the President and Chief Executive Officer relating to revenue levels, gross margin levels, and cash flow from operations. For fiscal 2005, the goals for the President and Chief Executive Officer primarily relate to achieving positive cash flow from operations and profitability while developing and executing our revenue growth plans.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the Chief Executive Officer and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m).

As the cash compensation paid by the Company to each of its executive officers is expected to be substantially below $1 million, the Committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Committee’s policy to qualify, to the extent reasonable and practicable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

Compensation Committee Interlocks and Insider Participation

Mr. James L. Adler, Jr., a member of our Compensation Committee, has been a partner in the law firm of Squire Sanders & Dempsey L.L.P. during fiscal years 2004 and 2003, during which said law firm provided legal services to the Company for which the Company paid approximately $38,000 and $190,000, respectively. The Company replaced Squire Sanders & Dempsey L.L.P. as its primary external counsel in November 2003. Mr. Adler does not beneficially own more than 1% of the Company’s outstanding common stock and is not an officer of the Company.

Compensation Committee:
Gary Silverman
Robert Ripp
James L. Adler, Jr.

STOCK PERFORMANCE GRAPH

The following graph provides a comparison of LightPath’s cumulative total stockholder return with the performance of the Nasdaq Stock Market (U.S.) Index and the Nasdaq Electronic Components Stock Index as a published industry or line-of-business index. The following graph assumes the investment of $100 on June 30, 1999 in LightPath Common Stock. The Nasdaq Stock Market (U.S.) Index’s and the Nasdaq Electronic Components Stock Index’s returns assume reinvestment of stock and cash dividends.

Comparison of 5 Year Cumulative Total Returns*

Among LightPath Technologies, Inc., the Nasdaq Stock Market (U.S.) Index

And the Nasdaq Electronic Components Stock Index

	June 1999	June 2000	June 2001	June 2002	June 2003	June 2004
LightPath Technologies, Inc.	100.0	2022.2	452.1	45.7	18.0	39.0
Nasdaq Stock Market (U.S.) Index	100.0	147.8	80.3	54.7	60.7	76.5
Nasdaq Electronic Components Stock Index	100.0	249.4	92.0	55.7	62.9	84.1

*	$100 invested on June 30, 1999 in our stock or the indices presented, including reinvestment of dividends. Dates are for fiscal years ending June 30.

Due to the unusual scaling of the vertical or “y” axis of the graph as proscribed by SEC rules, we are also presenting below the last three period points of the chart so the reader may better visualize the recent amplitude of our stock price against the indices presented:

Comparison of 2 Year Cumulative (since 6/30/99) Total Returns

Among LightPath Technologies, Inc., the Nasdaq Stock Market (U.S.) Index

And the Nasdaq Electronic Components Stock Index

Note that the “100” index value in this presentation is as of June 30, 1999.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED

OMNIBUS INCENTIVE PLAN

You are being asked to approve an amendment to the Company’s Amended and Restated Omnibus Incentive Plan (the “Omnibus Plan”) to add 450,000 shares to the Plan. Currently only 16,377 shares are available for such use and this amendment would bring the total available for future grant to 466,377 shares. We are seeking this amendment in order to provide adequate shares to attract and retain qualified individuals. Technically, the amendment provides for an increase in the number of shares of Class A Common Stock reserved for issuance under the Omnibus Plan as currently in effect from 465,625, of which all but 16,377 have been granted since 1992, to 915,625 shares.

Reasons for the Proposal

The Omnibus Plan was approved by the Company’s stockholders at our annual meeting on October 15, 2002. At that time, the Omnibus Plan combined two previously outstanding incentive plans and provided that the maximum number of shares of Common Stock which could be issued pursuant to the Omnibus Plan, subject to certain adjustments, was 3,725,000 shares. In March 2003, the Company effected a 1-for-8 reverse stock split which reduced the maximum number of shares issuable under the Omnibus Plan to 465,625.

On an aggregated basis, the Omnibus Plan represents all equity incentive compensation activities of the Company since its incorporation. A summary of that activity, encompassing the approximately 12-year period from our Delaware incorporation in 1992 to August 23, 2004 is as follows:

	Shares	Shares	“Overhang” percent as of August 23, 2004*
USE OF STOCK IN THE PLAN
Shares granted and issued since 1992		201,254	—
Shares outstanding at August 23, 2004:
Options - exercise prices over $20 per share		67,365	—
Options - exercise prices under $8 per share	27,421
Restricted Stock	153,208	180,629	5.4%

Shares remaining available in Plan at August 23, 2004		16,377	0.5%

	Total, August 23, 2004	465,625	—
Proposed additional shares		450,000	13.3%

	Pro-forma total, October 20, 2004 Sum of “Overhang”	915,625	—

			19.2%

*	“Overhang” is calculated for purposes of this presentation as the number of shares of the type that are issued but subject to continued restriction (Restricted Stock), issuable upon exercise (options with exercise prices under $8 per share) or potentially issuable in the future under either Restricted Stock or option agreements divided by the 3,375,770 shares of Common Stock Class A outstanding at August 23, 2004. Note that the Company has no stock options outstanding with exercise prices greater than $8 per share and less than $20 per share, accounting for the gap in the exercise price range shown in the table.

The additional 450,000 shares to be reserved for use under the Omnibus Plan under this proposal is currently expected to be adequate for grants and awards for approximately four (4) years based on a projection of likely compensatory use for both directors’ compensation (approximately 80,000 shares) and employee and executive officer compensation (approximately 370,000 shares). At such usage rate, the annual actual or prospective shares that might be granted during that period would approximate 3 1/2% of outstanding shares. It should be noted that not all shares granted actually become issued shares of the Company’s Common Stock Class A.

The Board believes that, to attract and retain officers, directors and employees of the highest caliber, provide increased incentive for such persons to strive to attain the Company’s long-term goal of increasing stockholder value, and to continue to promote the well being of the Company, it is in the best interests of the Company and its stockholders to provide officers, directors and employees of the Company, through the granting of equity incentive awards, the opportunity to participate in the appreciation in value, if any, of the Company’s Common Stock. The future success of LightPath will be based on a combination of dedicated and competent management working alongside skilled and experienced electo-optic engineers and production personnel. The Board believes that the additional 450,000 shares to be reserved for use under the Omnibus Plan will help to ensure the Company’s ability to retain and have access to that caliber of personnel.

Description Of The Omnibus Plan And The Proposed Amendment

The following is a summary of the Omnibus Plan and the proposed amendment. This summary does not purport to be complete, and is qualified in its entirety by reference to the text of proposed amendment, a copy of which is attached as Appendix A-1 to this Proxy Statement and, the Omnibus Plan, a full copy of which is attached as Appendix A-2 to this Proxy Statement.

In General

Under the terms of the Omnibus Plan, employees and officers of the Company and any subsidiary are eligible to receive incentive stock options (“Incentive Options”) within the meaning of Section 422 of the Internal Revenue Code (“Code”), stock appreciation rights and/or performance bonuses of cash or stock. In addition, employees and officers of the Company and any subsidiary, and directors of the Company, are eligible to receive options that do not qualify as Incentive Options (“Nonqualified Options”) and/or restricted stock or unit awards pursuant to the terms of the Omnibus Plan. Generally, no consideration is received by the Company upon the grant of any options or awards; however, the Company will receive consideration upon the exercise of any options. To date, the only forms of awards under the Omnibus Plan have been Incentive Options, Nonqualified Options and restricted stock awards. The Omnibus Plan is administered by the Board or a committee appointed by the Board (the “Omnibus Committee” – which is currently the Compensation Committee). As of July 30, 2004, approximately 87 employees and six directors who were eligible to participate in the Omnibus Plan; however, awards may be granted only to such officers, directors and employees of the Company as the Omnibus Committee selects from time to time in its sole discretion.

The Omnibus Plan currently provides that the maximum number of shares of Common Stock issuable under the plan is 465,625 and as of August 23, 2004, there were only 16,377 shares remaining available for grant to persons participating in the Omnibus Plan. The proposed amendment would increase the number of shares of Common Stock reserved for issuance under the Omnibus Plan to a total of 915,625 shares, thereby providing an aggregate 466,377 shares remaining available for grant to persons participating in the Omnibus Plan.

Incentive Options are generally exercisable for a period of up to ten years from the date of grant and the exercise price may not be less than the fair market value of the Common Stock on the date of the grant.

Options (whether Incentive Options or Nonqualified Options) granted under the Omnibus Plan generally may be exercised only while the recipient is employed or retained by the Company or within three months after the date of termination of employment. However, if termination is due to death or permanent disability of the option holder, the option may be exercised within one year of the date of termination. To exercise an award, the option holder’s payment may be made by cash or by any other means approved by the Board of Directors or the Omnibus Committee.

Under the terms of the Omnibus Plan, an option holder has none of the rights of a stockholder with respect to the shares issuable upon the exercise of the option or satisfaction of conditions for the award, until such shares are issued. No adjustment may be made for dividends or distributions or other rights for which the record date is prior to the date of exercise, except as provided in the Omnibus Plan. During the lifetime of the recipient, an award is exercisable only by the option holder. No option may be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

Restricted stock may also be awarded under the Omnibus Plan. Under the Omnibus Plan, a restricted stock award or unit is a grant of stock of the Company that is subject to certain restrictions that the Company places on such stock. Typically, the restricted stock is subject to forfeiture by the recipient, which gradually decreases in amount over a certain period of time. Generally any “unvested” shares at the time of termination or resignation of the recipient are forfeited unless modified by the Board of Directors. Other restrictions may be placed on the stock, including, but not limited to, Section 16 and other transfer restrictions subsequent to vesting and after issuance.

Federal Income Tax Consequences

Nonqualified Stock Options. Generally, no income is recognized when a nonqualified stock option is granted to the optionholder. Generally, upon the exercise of a nonqualified stock option, the excess of the fair market value of the shares on the date of exercise over the option price is ordinary income to the optionholder at the time of the exercise. The tax basis for the shares purchased is their fair market value on the date of exercise. Any gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as capital gain or loss, with the character of the gain or loss (short-term or long-term) depending upon how long the shares were held since exercise.

Incentive Stock Options. Generally, no regular taxable income is recognized upon the exercise of an incentive option. The tax basis of the shares acquired will be the exercise price. In order to receive this favorable treatment, shares acquired pursuant to the exercise of an incentive option may not be disposed of within two years after the date the option was granted, nor within one year after the exercise date (the “Holding Periods”). If the shares are sold before the end of the Holding Periods, the amount of that gain which equals the lesser of the difference between the fair market value on the exercise date and the option price or the difference between the sale price and the option price is taxed as ordinary income and the balance, if any, as short-term or long-term capital gain, depending upon how long the shares were held. If the Holding Periods are met, all gain or loss realized upon a later sale of the shares for an amount in excess of or less than their tax basis will be taxed as a long-term capital gain or loss.

Restricted Stock. In the case of a restricted stock award, the excess of the fair market value of the underlying shares of the restricted stock award over the amount paid for the restricted stock award will be taxed as ordinary income to the recipient in the first taxable year in which the underlying common shares are no longer subject to vesting or similar types of forfeiture restrictions. Alternatively, with respect to an individual who files a timely election under Section 83(b) of the Internal Revenue Code, such excess will instead be taxed as ordinary income upon the effectiveness of the grant of such restricted stock award notwithstanding any vesting or similar types of forfeiture restrictions. The income realized by the recipient is generally treated as wages and will be subject to withholding taxes even though no cash is paid to the recipient by us. In the case of restricted stock units, the election under Section 83(b) of the Internal Revenue Code is not available and the holder may elect to defer receipt of the stock, and thus taxation thereon, when the vesting occurs. When a holder so elects deferral, the holder must remain at risk that the property (stock) may never be delivered to him due to adverse developments.

The Company Deduction. We are entitled to a tax deduction in connection with the exercise of a nonqualified stock option equal to the ordinary income recognized by the optionholder. We are also entitled to a tax deduction in connection with the vesting of restricted stock or, earlier in the case of the grantee making an 83(b) election (in both cases, conditioned upon proper reporting and tax withholding and subject to possible deduction limitations).

Holding Periods. Provided the shares sold or exchanged are held for more than twelve (12) months prior to such sale or exchange, the resulting gain or loss will be long-term in character. If the shares are held for less than twelve months prior to their sale or exchange, the resulting gain or loss will be short-term in character. In the case of restricted stock units, the holding period does not begin until the holder elects to receive the stock and be subject to the recognition of income subject to taxation at ordinary income rates.

Other Tax Considerations. This summary is not intended to be a complete explanation of all of the federal income tax consequences of participating in the Omnibus Plan. A participant should consult his or her personal tax advisor to determine the particular tax consequences of the plan, including the application and effect of foreign state and local taxes, and any changes in the tax laws after the date of this proxy statement.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL

TO AMEND THE OMNIBUS PLAN.

Additional Equity Compensation Plan Information

The following table sets forth as of June 30, 2004, the end of the Company’s most recent fiscal year:

a) the number of securities to be issued upon exercise of outstanding options, warrants and rights;

b) the weighted-average exercise price of outstanding options, warrants and rights;

c) the number of securities to become unrestricted upon the lapse of restrictions on restricted stock grants;

d) the weighted-average market value per share of restricted stock at the date of grant; and

e) the number of securities in all forms remaining available for future issuance under equity compensation plans with respect to all of the Company’s equity compensation plans on an aggregate basis.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities to be Unrestricted Upon the Lapse of Restrictions on Restricted Stock Grants	(d) Weighted- Average Market Value Per Share of Restricted Stock at the Date of Grant	(e) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in columns (a) and (c))
Equity Compensation Plans Approved by Security Holders (1)	94,786	$77.01	153,208	$3.15	16,377
Equity Compensation Plans Not Approved by Security Holders (2)	259,468	$15.27	—	$—	(2)

Total	354,254	$31.79	153,208	$3.15	16,377

(1)	Amended and Restated Omnibus Incentive Plan.
(2)	These shares are made up of options still outstanding primarily to certain former and current employees that were previously granted outside stockholder-approved stock option programs (12,900 shares with a weighted average exercise price of $108.11 per share) and warrants from transactions such as financings, acquisitions and non-cash services (246,568 shares with a weighted average exercise price of $10.29 per share). The Board of Directors has discretionary authority to enter into such transactions from time to time. For example, see “Certain Relationships And Related Transactions” for a warrant issuance during fiscal 2004 to a director.

PROPOSAL NO. 3

TO APPROVE THE PROPOSAL FOR THE COMPANY TO ISSUE UP TO 1,200,000 ADDITIONAL COMMON SHARES OR SECURITIES CONVERTIBLE INTO OR EXERCISABLE FOR SUCH COMMON SHARES, WITH CERTAIN QUANTITATIVE RESTRICTIONS, IN ONE OR MORE OFFERINGS TO BE CONDUCTED BY THE COMPANY FROM TIME TO TIME FOR SUCH PURPOSES AS DETERMINED BY THE BOARD OF DIRECTORS

You are being asked to approve our issuance of up to 1,200,000 additional Common Shares or securities convertible into or exercisable for such Common Shares in one or more offerings that may be conducted at such times and for such purposes as determined by the Board of Directors as detailed below.

Reasons for the Proposal

The Board of Directors has determined that it may be in our best interest and the best interest of our stockholders for us to raise additional capital through the issuance of our securities in the future. Although the Board is not currently contemplating an offering, future business conditions or opportunities not known at this time may create the need for additional capital. The need for such capital may relate to our ongoing working capital requirements (investment in inventory and accounts receivable), the need for capital improvements to our facilities or other capital expenditures (new or replacement production or support equipment) required in connection with our business. Such securities may also be used for issuance in connection with an acquisition or other strategic opportunities that the Board of Directors determines we should pursue in connection with our business plans. Lastly, there may be other capital requirements that we are, as of this time, unable to predict for which the use of these securities may be in our best interest. The Board believes that if additional capital is needed, we may need to respond to such needs quickly. If we need to respond to capital needs quickly, we may consider engaging in a private placement of our Common Shares or securities convertible into or exercisable for Common Shares.

Certain Quantitative Restrictions

The Board of Directors has considered what restrictions regarding the prospective issuance of these shares would be appropriate. While the proposal is to issue up to 1,200,000 shares as described in the foregoing section, it is the intent of the Board to only issue these shares for one or more of the purposes described above that have an approximate market value of no more than 40% of the then market value of the Company as calculated by the Company’s prices as reported from the trading of its single class of stock on the Nasdaq SmallCap Market. Further, it is the intention of the Board that, should any of the shares be sold in a secondary offering to investors for cash consideration, the maximum discount that might be accepted by the Company in such an offering would be 7 1/2% from a then recent trading level of the Company’s shares.

Nasdaq Rule 4350 regarding Limitations on Issuances

The anticipated need to list the Common Shares issued or issuable in connection with any offering may require that we secure the further approval of our stockholders for the specific issuance. Rule 4350 of the NASD Manual, to which we are subject, provides that shareholder approval is required for any transaction, other than a public offering, involving the sale, issuance, or potential issuance of Common Shares (or securities convertible into or exercisable for Common Shares) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock. Nasdaq’s Rule 4350 is not so specific that it addresses the situation where the stockholders have voted for the issuance of more than 20% of the pre-issuance shares and therefore the interpretation of Rule 4350 by Nasdaq may be adverse to a prospective issuance without another stockholder vote. A stockholder vote under the SEC’s proxy rules is expensive due to the large retail stockholder base the Company still has. The Company estimates the cost of printing, mailing and conducting a shareholder meeting to be approximately $75,000. Despite the uncertainty in the way Rule 4350 may be interpreted by Nasdaq in any specific situation involving an issuance in excess of 20% of the pre-issuance shares, we are seeking your approval of the issuance of up to 1,200,000 additional Common Shares or securities convertible into or exercisable for such Common Shares for the reasons, and with the restrictions, described above.

Terms of any Offering are Uncertain

Although the Board of Directors believes that it may be in our best interest and the best interest of our stockholders for use to engage in an offering of our securities in the future, the Board does not believe that an offering is warranted at this time and is not currently contemplating such an offering. The Board is unable at this time to predict the terms and conditions of any such offering, including the terms related type of securities to be issued, the number of shares to be issued, the price at which such shares may be issued, and, if the securities are not shares of our Series A Common Stock, the terms of the securities to be issued, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters. However, the Board has addressed the matter of possible terms and has determined that certain quantitative restrictions would be in the best interests of the Company. Those conditions are described above. Supplementary to those restrictions, the balance of the terms and conditions of any such offering will be considered and evaluated by the Board of Directors at the time an offering is contemplated and will be the basis on which the Board will make a determination about whether we should engage in any offering of our securities.

If this Proposal No. 3 is approved, we do not intend to seek further authorization from our stockholders for the offering of the securities that are approved for issuance under this proposal unless required by law or a regulatory authority such as the SEC or Nasdaq.

Effects of this Proposal

The issuance of additional Common Shares or securities convertible into or exercisable for such Common Shares would have the effect of diluting our earnings per share and would dilute the voting power of current stockholders who do not acquire sufficient additional shares to maintain their percentage of share ownership.

The following table demonstrates the dilutive effect on the voting power on current stockholders (on a fully diluted basis1) assuming the issuance of 1,200,000 additional Common Shares:

Dilutive Effect on Voting Power
Number of Common Shares currently outstanding, August 23, 2004	3,375,770
Number of Common Shares issuable upon exercise of all outstanding “in the money” options, warrants and other similar purchase rights	215,905
Number of Common Shares deemed outstanding (on a fully diluted basis1)	3,591,675

Equivalent Pro Forma Voting Power of one Common Share Assuming Issuance of 1,200,000 Additional Common Shares In Relation to Pre-Issuance Voting Power	0.7496

[1]	For purposes of this table, “fully diluted basis” means that only outstanding options, warrants and other similar purchase rights that are “in the money” as of August 23, 2004 are assumed to be exercised.

Since the Company is in a net loss position, presentation of the effect of the aforementioned dilution on the Company’s net loss per share would result in displaying a decrease in net loss per share (“anti-dilutive”). Therefore such presentation is not made.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THE PROPOSAL FOR THE COMPANY TO ISSUE UP TO 1,200,000 ADDITIONAL COMMON SHARES OR SECURITIES CONVERTIBLE INTO SUCH COMMON SHARES, WITH CERTAIN QUANTITATIVE RESTRICTIONS, IN ONE OR MORE OFFERINGS TO BE CONDUCTED BY THE COMPANY FROM TIME TO TIME FOR SUCH PURPOSES AS DETERMINED BY THE BOARD OF DIRECTORS.

OTHER BUSINESS

The Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting of stockholders other than that for which notice is provided in this Proxy Statement and the accompanying notice. In the event any other matters properly come before the Annual Meeting, it is expected that the shares represented by proxy will be voted with respect thereto in accordance with the judgment of the persons voting them.

2004 ANNUAL REPORT ON FORM 10-K

Copies of the Company’s Annual Report for 2004, which contains the Company’s Form 10-K for the fiscal year ended June 30, 2004, and consolidated financial statements, as filed with the Securities and Exchange Commission, have been included in this mailing. Additional copies may be obtained without charge to stockholders upon written request to Investor Relations at 2603 Challenger Tech Court, Suite 100, Orlando, Florida USA 32826. In addition, copies of this document, the Form 10-K and all other documents filed electronically by the Company may be reviewed and printed from the SEC’s website at: http://www.sec.gov.

By Order of the Board of Directors,

Kenneth Brizel
Chief Executive Officer
Orlando, Florida
September 13, 2004

Appendix A-1

PROPOSED AMENDMENT TO

AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.

OMNIBUS INCENTIVE PLAN

AMENDMENT NO. 1 TO THE

AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.

OMNIBUS INCENTIVE PLAN

October 20, 2004

The Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan (the “Plan”) is hereby amended by increasing the “Plan Maximum,” as defined in Section 6 of the Plan, from 465,625 shares of Class A Common Stock to 915,625 shares of Class A Common Stock, subject to adjustment as provided in Section 15 of the Plan. This Amendment No. 1 to the Amended and Restated LightPath Technologies, Inc. Omnibus Incentive Plan was adopted by the Board of Directors and approved by the stockholders of LightPath Technologies, Inc. on and effective as of October 20, 2004.

Appendix A-2

AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

OMNIBUS INCENTIVE PLAN

AMENDED AND RESTATED LIGHTPATH TECHNOLOGIES, INC.

OMNIBUS INCENTIVE PLAN

October 15, 2002

1. PURPOSE.

This Amended and Restated Omnibus Incentive Plan (the “Plan”) is intended as an amendment, restatement, and consolidation of the previous Amended LightPath Technologies, Inc. Omnibus Incentive Plan dated November 14, 2000 and LightPath Technologies, Inc Amended and Restated Directors Stock Option Plan dated November 14, 2000. This Plan is intended to provide incentive compensation to certain employees, officers and directors of LIGHTPATH TECHNOLOGIES, INC. (the “Company”) or of its subsidiary corporations (the “Subsidiaries”, as that term is defined in Section 424 of the Internal Revenue Code of 1986, as amended from time to time) in the form of cash or Company stock, to permit Plan participants to acquire or increase their proprietary interest in the success of the Company, and to encourage them to continue to perform services on behalf of the Company, and retain persons of training, experience, and ability. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2. EFFECTIVE DATE.

The effective date of this Plan is October 15, 2002, the date on which the Shareholders adopted this amendment and restatement.

3. DEFINITIONS.

For purposes of this Plan, the following terms shall have the meanings set forth below:

(a) “Award” or “Awards” means an award or grant made to a Participant or Director under Sections 7 through 12, inclusive, of the Plan.

(b) “Award Agreement” means the written document that sets forth the terms and conditions of an Award, as described in Section 18(e).

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder.

(e) “Committee” means the Board, the Compensation Committee of the Board, or any committee of the Board performing similar functions, constituted as provided in Section 4 of the Plan.

(f) “Common Stock” means the Class A Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

(g) “Company” means LightPath Technologies, Inc. or any successor corporation.

(h) “Consultants” means any person who performs services on behalf of the Company from time to time on an independent contractor basis; provided, however, that such services shall not be in connection with the offer and sale of securities in a capital-raising transaction.

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(i) “Director” means an individual who: (i) is a member of the Board as a director; (ii) is not an employee of the Company or any Subsidiary; and (iii) in the event the Company becomes subject to the provisions of the Exchange Act, is not eligible, and has not been eligible for at least one year prior to becoming a nonemployee director of the Company, to receive a grant or award of equity securities pursuant to a plan of the Company or any affiliate of the Company that is administered by any person having discretion with respect to the selection of participants and/or the amount of awards, as determined under Rule 16b-3 promulgated under the Exchange Act.

(j) “Director’s Restricted Award” means an Award granted pursuant to the provisions of Section 12 of the Plan.

(k) “Director’s Option” means an option to purchase shares of Common Stock granted pursuant to the provisions of Section 11 of the Plan.

(l) “Director’s Option Agreement” means the written document that sets forth the terms and conditions of an Option, as described in Section 11.

(m) “Director’s Restricted Stock Grant” means an Award of shares of Common Stock granted pursuant to the provisions of Section 12 of the Plan.

(n) “Director’s Restricted Unit Grant” means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 12 of the Plan.

(o)”Disability” means permanent and total disability. An individual is permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

(p) “Eligibility Date” means the date as of which an individual first becomes a Director.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

(r) “Fair Market Value” means on any given date (i) the highest closing price of the Common Stock on any established national exchange or exchanges or, if no sale of Common Stock is made on such day, the next preceding day on which there was a sale of such stock, or (ii) if the Common Stock is quoted in the over-the-counter market reported by the National Association of Securities Dealers, Inc., the mean between the closing bid and low asked quotations of the Common Stock for such date, or (iii) if the Common Stock is neither quoted on an exchange nor in the over-the-counter market, then the fair market value as determined by the Committee, taking into account various factors consistent with the provisions of applicable law pertaining to the valuation of stock for federal income tax purposes.

(s) “Incentive Stock Option” means any Stock Option (as defined below) that is intended to be and is specifically designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(t) “Nonqualified Stock Option” means any Stock Option granted pursuant to the provisions of Section 7 of the Plan that is not an Incentive Stock Option.

(u) “Original Options” has the meaning given the term as described in Section 7 or Section 12 of the Plan, as applicable.

(v) “Participant” means an employee or officer of the Company or any Subsidiary, who is granted an Award under the Plan.

(w) “Performance Bonus Award” means an Award of cash and/or shares of Common Stock granted pursuant to the provisions of Section 10 of the Plan.

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(x) “Plan” means this Omnibus Incentive Plan, as set forth herein and as it may be hereafter amended.

(y) “Reload Options” has the meaning given the term in Section 7 or Section 12 of the Plan, as applicable.

(z) “Restricted Award” means an Award granted pursuant to the provisions of Section 9 of the Plan.

(aa) “Restricted Stock Grant” means an Award of shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

(bb) “Restricted Unit Grant” means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 9 of the Plan.

(cc) “Stock Appreciation Right” means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

(dd) “Stock Option” means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

(ee) “Subsidiary” means any corporation or entity in which the company directly or indirectly controls 50% or more of the total voting power of all classes of its stock having voting power, whether existing at the date of institution of this Plan or subsequently.

(ff) “Ten Percent Shareholder” means a person who owns (or is considered to own after taking into account the attribution of ownership rules of Section 424(d) of the code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary.

4. ADMINISTRATION.

(a) The Plan shall be administered by the Board or by the Committee, as appointed from time to time by the Board. The Board may from time to time remove members from, or add members to, the Committee. In the event the Company becomes subject to the provisions of the Exchange Act, the Board shall perform the functions of the Committee or the Committee shall be constituted so as to permit the Plan to comply with Rule 16b-3 promulgated by the Securities and Exchange Commission (“SEC”) under the Exchange Act or any successor rule (“Rule 16b-3”).

(b) A majority of the members of the Committee shall constitute a quorum for the transaction of business. Action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

(c) The Committee is authorized to construe and interpret the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and Directors and any person validly claiming under or through any Participant or Director.

(d) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that in the event the Company becomes subject to the provisions of the Exchange Act, the Committee may not delegate its authority with regard to selection for participation of, and the granting of Awards to, persons subject to Sections 16(a) and 16(b) of the Exchange Act or who are eligible to receive Awards under the Plan.

(e) The Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants or Directors and the Plan, subject to those restrictions that are set forth in Section 17 below.

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(f) The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of instruments in writing in such form as approved by the Committee.

5. ELIGIBILITY.

Persons eligible for Awards under the Plan shall consist of: (i) employees, officers, and Consultants of the Company or its Subsidiaries (with respect to Sections 7 through 10, hereof); and (ii) Directors (with respect to Sections 11 and 12 hereof) of the Company or its Subsidiaries, who from time to time shall be designated by the Committee.

6. COMMON STOCK SUBJECT TO PLAN.

Shares of Common Stock Subject to Plan. The maximum number of shares of Class A Common Stock in respect of which Awards may be granted under the Plan (the “Plan Maximum”) shall be 465,625, subject to adjustment as provided in Section 15 below. Common Stock issued under the Plan may be either authorized and unissued shares or issued shares that have been reacquired by the Company. The following terms and conditions shall apply to Common Stock subject to the Plan:

(i) In no event shall more than the Plan Maximum be cumulatively available for Awards under the Plan;

(ii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations, (A) the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards (regardless of vesting), and (B) the number of shares of Common Stock which equal the value of Restricted Unit Grants or Stock Appreciation Rights determined at the dates on which such Awards are granted;

(iii) If any Awards are forfeited, terminated, expire unexercised, settled in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were previously subject to the Awards shall again be available for Awards under the Plan to the extent of such forfeiture or expiration of the Awards;

(iv) Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan; and

(v) Any shares of Common Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purpose of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan.

7. STOCK OPTIONS.

Stock Options granted under the Plan may be in the form of Incentive Stock Options, Deferred Compensation Stock Options, or Non-Qualified Stock Options (collectively, the “Stock Options”).

Subject to the provisions of the Code, any Stock Option granted in the form of an Incentive Stock Option shall continue to be treated as an outstanding Stock Option hereunder, even if it ceases to be treated as an Incentive Stock Option under the Code. Such Stock Option shall be treated as a Nonqualified Stock Option, subsequent to the time it ceases to qualify as an Incentive Stock Option under the Code.

Stock Options shall be subject to the following terms and conditions, and each Stock Option shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

(a) Grant. Stock Options shall be granted separately. In no event will Stock Options or Awards be issued in tandem whereby the exercise of one affects the right to exercise the other.

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(b) Stock Option Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and set forth in the Award Agreement. The Committee may specify an exercise price for a Nonqualified Stock Option which is less than, equal to, or greater than the Fair Market Value of the Common Stock on the date of the grant of the Nonqualified Stock Option. The Committee may also issue Nonqualified Stock Options with an exercise price less than the Fair Market Value of the Common Stock on the date of the grant, in satisfaction of the Company’s obligations to pay deferred compensation. Such Stock Options shall be referred to hereunder as “Deferred Compensation Stock Options. However, in no event shall the exercise price of an Incentive Stock Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of the Incentive Stock Option. In the case of a Ten Percent Shareholder, the exercise price of an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

(c) Option Term. The term of each Nonqualified Stock Option and Deferred Compensation Stock Options, shall be determined by the Committee and set forth in the Award Agreement. The term of Incentive Stock Options shall not exceed ten (10) years after the date the Incentive Stock Option is granted, and the term of any Incentive Stock Options granted to Ten Percent Shareholders shall not exceed five (5) years after the date of the grant.

(d) Exercisability.

(i) Incentive Stock Options and Nonqualified Stock Options shall be exercisable at the time or times determined by the Committee and set forth in the Award Agreement, provided, however, that except as provided in sections 13(a), 13(b), 13(c), and 16, no Incentive Stock Option shall be exercisable prior to the first anniversary of the date of grant. Notwithstanding the previous sentence, Stock Options may be exercised at an earlier date, pursuant to the provisions of Section 16 hereof.

(ii) Reload Options shall become exercisable in accordance with Section 7(h)(iii) hereof. Deferred Compensation Stock Options shall become exercisable in accordance with the terms of the grant thereof as established by the Committee and set forth in the Award Agreement.

(e) Method of Exercise. Subject to applicable exercise restrictions set forth in Section 7(d) above, a Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Section 7(f) hereof:

(i) in cash, by certified or cashier’s check, by money order or by personal check (if approved by the Committee) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates;

(ii) if acceptable to the Committee, by delivery of shares of Common Stock already owned by the Participant, which shares, including any cash tendered therewith, have an aggregate Fair Market Value (determined as of the date preceding the Company’s receipt of exercise notice) equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

(iii) if acceptable to the Committee, by delivery to the Company of an exercise notice that (i) requests the Company, subsequent to the exercise of the Option and prior to the actual delivery of any shares of Common Stock to the Participant, to arrange for the sale of that number of shares of Common Stock that have a value equal to the exercise price of the Option and (ii) agrees that the Company may use the proceeds of such sale to discharge the Participant’s liability to pay to the Company the exercise price of such Option.

(f) Restrictions on Method of Exercise. Notwithstanding the foregoing payment provisions, the Committee, in granting Stock Options pursuant to the Plan, may limit the methods by which a Stock Option may be exercised by any person and in processing any purported exercise of a Stock Option granted pursuant to the Plan, may refuse to recognize the method of exercise selected by the Participant (other than the method of exercise set forth

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in Section 7(e)(i)), if, in the opinion of counsel to the Company, (i) the Participant is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, and (ii) there is a substantial likelihood that the method of exercise selected by the Participant would subject the Participant to substantial risk of liability under Section 16 of the Exchange Act. Furthermore, no Incentive Stock Option may be exercised in accordance with the methods of exercise set forth in subsections 7(e)(ii) and 7(e)(iii) above unless, in the opinion of counsel to the Company, such exercise would not have a material adverse effect upon the incentive stock option tax treatment of any outstanding Incentive Stock Options or Incentive Stock Options that thereafter may be granted pursuant to the Plan.

(g) Tax Withholding. In addition to the alternative methods of exercise set forth in Section 7(e), holders of Nonqualified Stock Options, subject to the discretion of the Committee, may be entitled to elect at or prior to the time the exercise notice is delivered to the Company, to have the Company withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option the number of shares of Common Stock (determined based on the Fair Market Value as of the date preceding the Company’s receipt of the exercise notice) that is necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option; provided, however, that the amount of the Fair Market Value of the shares so withheld does not exceed the tax on such exercise at the maximum marginal tax rate. If withholding is made in shares of the Common Stock pursuant to the method set forth above, the Committee, in its sole discretion, may grant “ Reload Option(s)” (as defined in Section 7(h) below) on the terms specified in Section 7(h) below for the shares so withheld. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect to satisfy his or her withholding tax obligation in respect of any exercise as contemplated above if, in the opinion of counsel to the Company, (i) the holder of the Nonqualified Stock Option is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, (ii) there is a substantial likelihood that the election or timing of the election would subject the holder to a substantial risk of liability under Section 16 of the Exchange Act, or (iii) such withholding would have an adverse tax or accounting effect to the Company.

(h) Grant of Reload Options. Whenever the Participant holding any Incentive Stock Option or Nonqualified Stock Option (the “Original Option”) outstanding under this Plan (including any “Reload Options” granted under the provisions of this Section 7(h)) exercises the Original Option, then the Committee may, in its sole discretion, grant a new option (the “Reload Option”) for additional shares of Common Stock in an amount to be determined in its sole discretion. All such Reload Options granted hereunder shall be on the following terms and conditions:

(i) The Reload Option price per share shall be determined by the Committee and set forth in the Award Agreement;

(ii) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on terms specified in the Reload Option, as determined by the Committee; and

(iii) Any Reload Option granted under this Section 7(h) shall become exercisable on terms specified in the Reload Option, as determined by the Committee.

In the event the Committee determines that the price per share of Common Stock under a Reload Option is one hundred percent (100%) of the Fair Market Value of such a share on the date of grant of such option (or one hundred ten percent (110%) of such Fair Market Value of a share under a grant to a Ten Percent Shareholder), the Committee in its sole discretion may designate such Reload Option as an Incentive Stock Option.

Even if the shares of Common Stock which are issued upon exercise of the Original Option are sold within one (1) year following the exercise of the Original Option such that the sale constitutes a disqualifying disposition for purposes of Incentive Stock Option treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

(i) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value (determined as of the date Incentive Stock Options are granted) of the

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number of shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year shall not exceed one hundred thousand dollars ($100,000) or such other limits as may be required by the Code.

(j) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant(s) affected, to disqualify any Incentive Stock Option under such Section 422 of the Code. To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

(i) if a Participant’s employment is terminated by reason of death or Disability and the Incentive Stock Option by action of the Committee becomes exercisable in whole or in part after the post-termination period specified in Section 13(a) or 13(b), such Stock Option or portion thereof shall be treated as a Nonqualified Stock Option;

(ii) if the exercise of an Incentive Stock Option is accelerated by reason of a Change in Control (as defined in Section 16 below), such that the holding period or term of exercise rules applicable to Incentive Stock Options are not met, then such Incentive Stock Option shall be treated as a Nonqualified Stock Option;

(iii) if the Committee so approves, an Incentive Stock Option exercise may be made which exceeds the $100,000 limitation set forth in Section 7(i) above, with such excess to be treated as a Nonqualified Stock Option; and

(iv) if the Committee so approves, the option term and the terms of exercise of the Incentive Stock Option can be changed, with the consent of the Participant, such that the Incentive Stock Option loses its status as such under the Code, and the entire Stock Option is treated as a Nonqualified Stock Option.

8. STOCK APPRECIATION RIGHTS

The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable:

(a) Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, (or such other lesser or greater price as may be set by the Committee), multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

(b) Grant. A Stock Appreciation Right shall be granted separately. In no event will Stock Appreciation Rights and other Awards be issued in tandem whereby the exercise of one such Award affects the right to exercise the other.

(c) Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee shall establish procedures to provide that, with respect to any Participant subject to Section 16(b) of the Exchange Act who would receive cash in whole or in part upon exercise of the Stock Appreciation Right, such exercise may only occur during an exercise period described in Rule 16b-3(e)(3)(iii) (as such provision exists from time to time) which, as of the date of adoption of this Plan, is a period beginning on the third (3rd) business day following the Company’s public release of quarterly or annual summary statements of sales and earnings and ending on the twelfth (12th) business day following such public release (“Window period”). To the extent it is not inconsistent with the preceding sentence, the Committee, in its discretion, may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates, or that a Stock Appreciation Right may be exercised during only limited time periods.

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(d) Form of Payment. Payment to the Participant upon exercise of a Stock Appreciation Right may be made (i) in cash, by certified or cashier’s check or by money order, (ii) in shares of Common Stock, or (iii) any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, or with respect to payments contemplated in clauses (i) and (ii) above, at the time of the exercise.

9. RESTRICTED AWARDS.

Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

(a) Restricted Stock Grants. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 9(d) below; provided, however, that the Committee shall require a Participant who has not been employed by or performed services for the Company as of the date of grant, to pay an amount at least equal to the par value of the shares of Common Stock subject to the Restricted Stock Grant within thirty (30) days of the grant. Failure to pay such amount shall result in the automatic termination of the Restricted Stock Grant.

(b) Restricted Unit Grants. A Restricted Unit Grant is an Award of units granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Based on the discretion of the Committee at the time a Restricted Unit Grant is awarded to a Participant, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

(c) Grant of Awards. Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Participant, shall be accompanied by a stock power duly executed by the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificates evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

(d) Restriction Period. Restricted Awards shall provide that in order for a Participant to vest in the Awards, the Participant must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period specified by the Committee commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (“Restriction period”) During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive his or her Restricted Award or the applicable portion thereof, as the case may be. Upon termination of a Participant’s employment with the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

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(e) Payment of Awards. A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier’s check or by money order, (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine, subject, however, to any applicable Window Period requirement imposed by the Committee with respect to Restricted Unit Grants settled in whole or in part in cash. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

(f) Rights as a Shareholder. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

10. PERFORMANCE BONUS AWARDS.

Performance Bonus Awards granted under the Plan may be in the form of cash or shares of Common Stock, or a combination thereof. Performance Bonus Awards may be granted under the Plan in such form as the Committee may from time to time approve. Subject to the terms of the Plan, the Committee shall determine the Performance Bonus Awards to be granted to a Participant for any given calendar year, and the Committee may impose different terms and conditions on any particular Performance Bonus Award made to any Participant including, but not limited to, restrictions on the sale, assignment and transfer of Common Stock covered by a Performance Bonus Award.

11. GRANT OF DIRECTOR’S OPTIONS.

(a) General. A Director’s Option shall be granted pursuant to subsection (b) below, to each person who is a Director. Each Director’s Option shall be evidenced by a Director’s Option Agreement in a form specified by the Board containing such terms and conditions that are consistent with the terms of this Plan or applicable law. A Director’s Option granted to a Director under this Plan shall be in addition to regular directors’ fees or other benefits with respect to the Director’s position with the Company or any of its Subsidiaries. Neither the Plan nor any Director’s Option granted under the Plan shall confer upon any person any right to continue to serve as a director of the Company.

(b) Grant. (1) A Director shall be granted, effective as of the Director’s Eligibility Date, an option to purchase 2,500 shares of Common Stock that shall vest 1/12 per month for one year. (2) Each director shall be granted an additional option as an annual grant (“Annual Grant”) to purchase 500 shares of Common Stock at the annual meeting. The Annual Grant shall vest 1/12 per month for one year. The director must be active at the annual meeting to obtain this Annual Grant.

A Director’s Option shall be exercisable, only if the Director has continued to perform services as a director of the Company during the period beginning on the date the Director’s Option is first granted and ending on the date the relevant portion of the Director’s Option is first exercisable, as the case may be. The exercisability of a Director’s Option upon cessation of such services is set forth in subsection (f), below.

The term of an Director’s Option grant pursuant to this Subsection (b) shall be ten (10) years commencing as of the effective date of the grant, regardless of whether the relationship between the individual and the Company terminates or changes. The exercise price for a share of Common Stock under a Director’s Option grant pursuant to this subsection (b) shall be the Fair Market Value of a share of Common Stock as of the effective date of the grant.

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(c) Method of Exercise. Subject to applicable exercise restrictions set forth herein, a Director’s Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Subsection (d), below:

(1) in cash, by certified or cashier’s check, by money order or by personal check (if approved by the Board) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates;

(2) if acceptable to the Board, by delivery of shares of Common Stock already owned by the Director, which shares, including any cash tendered therewith, have an aggregate Fair Market Value (determined as of the date preceding the Company’s receipt of exercise notice) equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

(3) if acceptable to the Board, by delivery to the Company of an exercise notice that (i) requests the Company, subsequent to the exercise of the Director’s Option and prior to the actual delivery of any shares of Common Stock to the Director, to arrange for the sale of that number of shares of Common Stock that have a value equal to the exercise price of the Director’s Option and (ii) agrees that the Company may use the proceeds of such sale to discharge the Director’s liability to pay to the Company the exercise price of such Director’s Option.

(d) Restrictions on Method of Exercise. Notwithstanding the foregoing payment provisions, the Board may refuse to recognize the method of exercise selected by the Director (other than the method of exercise set forth in Subsection (c)(1)), above, if, in the opinion of counsel to the Company, (i) the Director is, or within the six months preceding such exercise was, subject to reporting under Section 16(a) of the Exchange Act, and (ii) there is a substantial likelihood that the method of exercise selected by the Director would subject the Director to substantial risk of liability under Section 16 of the Exchange Act.

(e) Grant of Reload Options. Whenever a Director holding any Director’s Option (the “Original Option”) outstanding under this Plan (including any “Reload Options” granted under the provisions of this Subsection (e)) exercises the Original Option and makes payment of the option price by tendering shares of Common Stock previously held by him or her, then the Board will grant a new option (the “Reload Option”) for additional shares of Common Stock equal to the number of shares tendered by the Director in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions:

(1) The Reload Option exercise price per share shall be an amount equal to the then current Fair Market Value of a share of Common Stock, determined as of the date of the Company’s receipt of the exercise notice for the Original Option;

(2) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or two (2) years from the date of the grant of the Reload Option, whichever is later,

(3) Any Reload Option granted under this Subsection (e) shall become exercisable one (1) year following the date of exercise of the Original Option; and

(4) All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

(f) Exercisability of Director’s Options and Reload Options Upon Termination of Relationship with the Company. Notwithstanding anything in the Plan to the contrary, a Director who ceases to perform services as a director of the Company for any reason (including death and Disability) shall be entitled to exercise any outstanding Director’s Options or Reload Options for the remainder of each of such option’s term, but only to the extent such option was exercisable as of the date of such cessation of services. In the event of the death of the Director, the Director’s beneficiary shall be entitled to exercise any outstanding Director’s Options or Reload Options to the extent permitted in accordance with the preceding sentence.

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(g) Non-transferability of Director’s Options or Reload Options. No Director’s Option or Reload Option and no rights or interest therein shall be assignable or transferable by a Director except by will or the laws of descent and distribution. During the lifetime of the Director or the Director’s beneficiary, as the case may be, Director’s Options and Reload Options are exercisable only by the Director, or the Director’s beneficiary, as the case may be, or the legal representative of the Director or the Director’s beneficiary.

(h) Section 83(b) Election. If as a result of exercising an Option, a Director receives shares of Common Stock that are subject to a “substantial risk of forfeiture” and are not “transferable” as those terms are defined for purposes of Section 83(b) of the Code, then such Director may elect under Section 83(b) to include in his gross income, for the taxable year in which the shares of Common Stock are transferred to him, the excess of the fair market value of such shares at the time of transfer (determined without regard to any restriction other than one which by its terms will never lapse), over the amount paid for such shares. If the Director makes the Section 83(b) election described above, the Director shall (i) make the election in a manner that is satisfactory to the Board; (ii) provide the Company with a copy of such election; and (iii) agree to promptly notify the Company if any Internal Revenue Service or state tax agent, on audit or otherwise, questions the validity or correctness of such election or of the amount of income reportable on account of such election.

(i) Option Agreement and Beneficiary Designation. Each Director receiving an Option grant under the Plan shall enter into an Option Agreement with the Company in a form specified by the Board agreeing to the terms and conditions of the Option. Each Director receiving an Option grant under the Plan shall designate one or more beneficiaries who may elect to exercise any Options exercisable upon or after the death of the Director.

12. DIRECTOR’S RESTRICTED AWARDS.

Director’s Restricted Awards granted under the Plan may be in the form of either Director’s Restricted Stock Grants or Director’s Restricted Unit Grants. Director’s Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

(a) Director’s Restricted Stock Grants. A Director’s Restricted Stock Grant is an Award of shares of Common Stock transferred to a Director subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 12(d) below; provided, however, that the Committee shall require a Director who has not performed services as a Director for the Company as of the date of grant, to pay an amount at least equal to the par value of the shares of Common Stock subject to the Director’s Restricted Stock Grant within thirty (30) days of the grant. Failure to pay such amount shall result in the automatic termination of the Director’s Restricted Stock Grant.

(b) Director’s Restricted Unit Grants. A Director’s Restricted Unit Grant is an Award of units granted to a Director subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Director forfeit such units upon his termination as a director of the Company for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Based on the discretion of the Committee at the time a Director’s Restricted Unit Grant is awarded to a Director, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Director’s Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

(c) Grant of Awards. Director’s Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Director’s Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Director’s Restricted Awards to be granted to a Director and the Committee may impose different terms and conditions on any particular Director’s Restricted Award made to any Director. Each Director receiving a Director’s Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock.

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The certificate shall be registered in the name of the Director, shall be accompanied by a stock power duly executed by the Director, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificates evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

(d) Restriction Period. Director’s Restricted Awards shall provide that in order for a Director to vest in the Awards, the Director must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period specified by the Committee commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (“Restriction period”) During the Restriction Period, a Director may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Director’s Restricted Stock Grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Director shall be entitled to receive his or her Director’s Restricted Award or the applicable portion thereof, as the case may be. Upon termination of a Director as a director of the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

(e) Payment of Awards. A Director shall be entitled to receive payment for a Director’s Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Director’s Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier’s check or by money order, (ii) in shares of Common Stock equal to the number of units granted under the Director’s Restricted Unit Grant with respect to which such payment is made, or (iii) in any combination of the above, as the Committee shall determine, subject, however, to any applicable Window Period requirement imposed by the Committee with respect to Director’s Restricted Unit Grants settled in whole or in part in cash. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

(f) Rights as a Shareholder. A Director shall have, with respect to the shares of Common Stock received under a Director’s Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Director’s Restricted Stock Grant shall be treated as additional shares under the Director’s Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Director’s Restricted Stock Grant with respect to which the dividends are issued.

13. TERMINATION OF EMPLOYMENT.

The terms and conditions under which an Award (other than an Award of Incentive Stock Options) may be exercised after a Participant’s termination of employment, or a Director’s termination as a director of the Company, shall be determined by the Committee and set forth in the Award Agreement. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined as provided below:

(a) Termination by Death. Subject to Section 7(j), if a Participant’s employment by the Company or any Subsidiary terminates by reason of the Participant’s death or if the Participant’s death occurs within three months after the termination of his or her employment, any Award held by such Participant may thereafter be exercised, to the extent such Award otherwise was then exercisable by the Participant, by the legal representative of the Participant’s estate or by any person who acquired the Award by will or the laws of descent and distribution, for a period of one year from the Participant’s termination of employment (as contemplated in this Section 13(a)) or until the expiration of the stated term of the Award, whichever period is the shorter. Any right of exercise under a nonvested Award held by a Participant at the time of his or her death is extinguished and terminated.

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(b) Termination by Reason of Disability. Subject to Section 7(j), if a Participant’s employment by the Company or Subsidiary terminates by reason of Disability, any Award held by such Participant may thereafter be exercised by the Participant, to the extent such Award otherwise was then exercisable by the Participant, for a period of one year from the date of such termination of employment or until the expiration of the stated term of such Award, whichever period is the shorter; provided, however, that if the Participant dies within such one-year period, any unexercised Award held by such Participant shall thereafter be exercisable to the extent to which it was exercisable at the time such death or until the expiration of the stated term of such Award, whichever period is shorter. Any right of exercise under a nonvested Award held by the Participant at the time of his or her termination by reason of Disability is terminated and extinguished.

(c) Other Termination. Subject to Section 7(j), if a Participant’s employment by the Company or any Subsidiary is terminated for any reason, any Award held by the Participant at the time of his or her termination shall be exercisable, to the extent otherwise then exercisable, for the lesser of three (3) months from the date of such termination or the balance of the term of the Award, and any right of exercise under any nonvested Award held by a Participant at the time of his or her termination is terminated and extinguished. Pursuant to Section 7(j)(iv), the Committee with the Participant’s consent may change the option term and the terms of exercise of an Incentive Stock Option subject to this Section 11(c), such that the Incentive Stock Option loses its status as such under the Code, and the entire Stock Option is treated as a Nonqualified Stock Option.

14. NON-TRANSFERABILITY OF AWARDS.

No Award under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant or a Director except by will or the laws of descent and distribution, after which assignment Section 13(a) hereof shall apply to exercise of the Award by the assignee. During the lifetime of a Participant or Director, Awards are exercisable only by, and payments in settlement of Awards will be payable only to, the Participant, Director or his or her legal representative.

15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

(a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting the Company’s Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

(b) In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (ii) the number of shares of Common Stock covered by each outstanding Award, and (iii) the price per share in respect of the outstanding Awards. Notwithstanding the foregoing, the Board may only increase the aggregate number of shares of Common Stock for which Awards may be granted under the Plan solely to reflect the change, if any, of the capitalization of the Company or a Subsidiary.

(c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

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16. CHANGE OF CONTROL.

(a) In the event of Change of Control (as defined in Paragraph (b) below) of the Company, and except as the Board may expressly provide otherwise in resolutions adopted prior to the date of the Change of Control:

(i) All Director’s Options, Stock Options or Stock Appreciation Rights then outstanding with respect to an affected Participant or Director shall become fully exercisable as of the applicable date; and

(ii) All restrictions and conditions of all Director’s Restricted Unit Grants, Director’s Stock Grants, Restricted Stock Grants, Restricted Unit Grants and Performance Bonus Awards then outstanding with respect to an affected Participant shall be deemed satisfied as of the applicable date.

For purposes of this subsection (a), “applicable date” shall mean the earlier of the two dates on which occur the events described in subsections (b)(i) through (b)(ii) below:

(b) A “Change of Control” shall be deemed to have occurred with respect to a Participant or Director upon the occurrence of any one of the following events, other than a transaction with another person controlled by the Company or its officers or directors, or a benefit plan or trust established by the Company for its employees:

(i) Any person, including a group as defined in Section 13(d)(3) of the Exchange Act, becomes owner of shares of Common Stock of the Company with respect to which fifty-one percent (51%) or more of the total number of votes for the election of the Board may be cast;

(ii) The stockholders of the Company approve an agreement providing for the sale or other disposition of all or substantially all of the assets of the Company.

17. AMENDMENT AND TERMINATION.

(a) Amendments Without Shareholder Approval. Except as set forth in Sections 17(b) and 17(c) below, the Board may, without further approval of the shareholders, at any time amend, alter, discontinue or terminate this Plan, in such respects as the Board may deem advisable.

(b) Amendments Requiring Shareholder Approval. Except as set forth in Section 17(c) below, to comply with the restrictions set forth in Rule 16b-3 promulgated under the Exchange Act, as amended and in effect from time to time (or any successor rule) and to comply with the Code and accompanying regulations, but subject to changes in law or other legal requirements (including any change in the provisions of Rule 16b-3 and the Code and accompanying Regulations that would permit otherwise), the Board must obtain approval of the shareholders to make any amendment that would (a) increase the aggregate number of shares of Common Stock that may be issued under the Plan (except for adjustments pursuant to Section 13 of the plan), (b) materially modify the requirements as to eligibility for participation in the Plan, or (c) materially increase the benefits accruing to Participants under the Plan.

(c) Prohibited Amendments. Notwithstanding Sections 17(a) and 17(b), under no circumstances may the Board or Committee (i) amend, alter, discontinue or terminate the requirements set forth in Sections 7(b), 7(c), 7(i) and 7(j) with respect to Incentive Stock Options (except as otherwise permitted in Section 7), unless (a) such modifications are made to comply with changes in the tax laws, or (b) the Plan is completely terminated, or (ii) make any amendment, alteration or modification to the Plan that would impair the vested rights of a Participant under any Award theretofore granted under this Plan, except as provided in Section 18(c).

18. MISCELLANEOUS MATTERS.

(a) Tax Withholding. In addition to the authority set forth in Section 7(g) above, the Company shall have the right to deduct from a Participant’s wages or from any settlement, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

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(b) No Right to Employment or Directorship. Neither the adoption of the Plan nor the granting of any Award shall confer upon any person any right to continue employment or board membership with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Participant at any time, with or without cause, or the right of the Board to remove a Director.

(c) Annulment of Awards. The grant of any Award under the Plan payable in cash is provisional until cash is paid in settlement thereof. The grant of any Award payable in Common Stock is provisional until the Participant or Director becomes entitled to the certificates in settlement thereof. In the event the employment of a Participant is terminated for cause (as defined below), or a Director is removed by the Board for cause, any Award which is provisional shall be annulled as of the date of such termination for cause. For the purpose of this Section 16(c), the term “terminated for cause” means any discharge for violation of the policies and procedures of the Company or a Subsidiary or for other job performance or conduct which is detrimental to the best interests of the Company or a Subsidiary.

(d) Securities Law Restrictions. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to refer to those restrictions. Further, without limiting the foregoing, each person exercising a Stock Option, Director’s Option, or Reload Option may be required by the Company to give a representation in writing that he or she is acquiring shares of Common Stock for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof (regardless of whether such option and shares of Common Stock covered by the Plan are registered under the Securities Act of 1933, as amended). As a condition of transfer of the certificate evidencing shares of Common Stock, the Board may obtain such other agreements or undertakings, if any, that it may deem necessary or appropriate to assume compliance with any provisions of the Plan or any law or regulation. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the shares of Common Stock are then listed, and any applicable Federal or state securities laws. The Board may cause a legend or legends to be put on any such certificate to refer to those restrictions.

(e) Award Agreement. Each Participant receiving an Award under the Plan shall enter into an, Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee, in its sole discretion, shall determine.

(f) Costs of Plan. The costs and expenses of administering the Plan shall be borne by the Company.

(g) Government Regulations. The Plan and the granting and exercise of Options hereunder, and the obligations of the Company to sell and deliver shares of Common Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

(h) Interpretation. If any provision of the Plan is held invalid for any reason, such holding shall not affect the remaining provisions of the Plan, but instead the Plan shall be construed and enforced as if such provisions had never been included in the Plan. Headings contained in the Plan are for convenience only and shall in no manner be construed as part of this Plan. Any reference to the masculine, feminine or neuter gender shall be a reference to such other gender as is appropriate.

(g) Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

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Appendix B

LIGHTPATH TECHNOLOGIES, INC.

AUDIT COMMITTEE CHARTER

MISSION STATEMENT

The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial reporting process, the system of internal control, the audit process and the Company’s process for monitoring compliance with laws and regulations. The Committee will provide an open avenue of communication with the Board of Directors, management and the external auditors. To achieve these objectives the Committee will obtain an understanding of the Company’s business, operations, risks, and any other issues that may affect the financial reporting process. Except as restricted by law, the Company’s Articles of Incorporation or its By-Laws, the Audit Committee shall have and may exercise all authority that is vested in the Board of Directors with respect to the Company’s financial reporting, risk management, internal controls and auditing.

It is the intent of this Committee to be in full compliance with Nasdaq and SEC rules and regulations, including those hereafter promulgated, regarding the element of governance contributed by Audit Committees.

ORGANIZATION

1.	The Committee will consist of at least three members of the Board of Directors appointed by the Board under its nominating provisions for a term of one year. Each member of the Committee must be independent as defined by Nasdaq Rule 4200(a)(15) and Rule 10A-3 of the Securities Exchange Act.

2.	The Committee will meet at least semi-annually with management. The independent auditors or others may be invited to attend at the discretion of the Committee.

3.	The members of the Committee shall be able to read and understand fundamental financial statements and at least one member of the Committee shall have accounting, related financial management expertise, or any other comparable experience or background that results in the individual’s financial sophistication.

4.	No member of the Committee shall be employed or otherwise affiliated with the Company’s independent accountants.

ROLES AND RESPONSIBILITIES

The Committee shall have any and all necessary authority to permit it to comply with Rule 10A-3 under the Securities Exchange Act and such other duties as is enumerated below. This Charter shall be reviewed at least annually by the Committee and assessed for continued adequacy and validity under the law. If, as and when appropriate as a result of this review, this Charter shall be modified or amended.

INTERNAL CONTROLS

1.	Evaluate whether management is setting the appropriate tone at the top by communicating the importance of internal controls and ensuring that all individuals possess an understanding of their roles and responsibilities.

2.	Understand the status of recommendations made by the external auditors and the implementation of those recommendations, as appropriate.

3.	Ensure that the independent auditors inform the Committee of fraud, illegal acts, deficiencies in internal controls and any other matters they deem appropriate.

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FINANCIAL REPORTING

1.	Review significant accounting and reporting issues and the impact of new pronouncements on the financial statements.

2.	Review issues involving management’s judgment such as in the valuation of assets and liabilities.

3.	Review the annual and quarterly financial statements for completeness and consistency with particular attention to complex and unusual items.

4.	Review other information in the annual report for adequacy and consistency.

5.	Meet with management and the external auditors to review the financial statements, results of the audit and any internal control recommendations on at least an annual basis.

COMPLIANCE WITH LAWS AND REGULATION

1.	Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of any investigation and follow-up on any fraudulent acts or accounting irregularities.

2.	Review the findings on any examinations by regulatory agencies, including the Securities and Exchange Commission and the Nasdaq Stock Market.

3.	Obtain satisfaction that all regulatory compliance matters have been considered in the preparation of the financial statements.

EXTERNAL AUDIT

1.	Inquire as to the auditors’ independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be adopted by the Company.

2.	Inquire as to whether the auditors view management’s choices of accounting principles as conservative, moderate, or aggressive from the perspective of income recognition, asset valuation, and liability recognition, and whether those principles reflect the majority or minority practice.

3.	Oversee the external audit including engagement letters, estimated fees, and review and solely approve of any permitted non-audit services performed by the auditors.

4.	Review the proposed audit scope and approach prior to commencement of work by the auditors to ensure completeness of coverage and effective use of resources.

5.	Review the performance of the auditors and recommend their appointment or recommend a change in auditors on an annual basis.

6.	Review any serious difficulties or disputes with management encountered during the audit, as well as any other matters required to be communicated to the Audit Committee under generally accepted auditing standards.

7.	On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditor’s independence. Review such facts to determine if auditors appear to be independent in both fact and appearance.

OTHER RESPONSIBILITIES

1.	Meet with external auditors and management in separate executive sessions, as needed to discuss any matters that the committee or these groups believe should be discussed privately.

2.	Review with legal counsel any legal or regulatory matters that could have a significant impact on the Company’s financial statements.

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3.	Manage the Company’s compliance with and execution of duties regarding its role to facilitate an available form and mechanism for the confidential and anonymous submission of concerns regarding questionable accounting or auditing matters by employees or other constituents of the Company (“whistleblower” access).

4.	Perform other oversight functions as requested by the full Board of Directors.

5.	The Committee shall have the power to conduct or authorize investigations into any matters within its scope of responsibilities and shall be empowered to retain legal counsel, accountants, or others to assist in the conduct of any investigation.

6.	Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company’s annual proxy statement.

REPORTING RESPONSIBILITIES

The Committee will regularly update the Board of Directors as to its activities and make recommendations for action, as it deems appropriate.

Louis Leeburg

Chairman of the Audit Committee

Updated May 10, 2004

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PROXY

ANNUAL MEETING OF STOCKHOLDERS

LIGHTPATH TECHNOLOGIES, INC.

OCTOBER 20, 2004

This Proxy is solicited and proposed by the Board of Directors of LightPath Technologies, Inc.,

which unanimously recommends that you vote in favor of all proposals.

The undersigned hereby appoints Robert Ripp and Kenneth Brizel (the “Proxies”) and each of them, jointly and severally, with power of substitution, to vote on the following matters which may properly come before the Annual Meeting of Stockholders of LightPath Technologies, Inc. to be held on October 20, 2004, or any adjournment thereof. The Proxies shall cast votes according to the number of shares of common stock of the Company which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof and thereof.

(1) Proposal No. 1: To approve the election of Class I Directors: Nominees are Robert Ripp and Robert Bruggeworth

☐ FOR	☐ WITHHOLD AUTHORITY to vote for the following nominees:

(2) Proposal No. 2: To approve an amendment to the Company’s Amended and Restated Omnibus Incentive Plan (“Plan”) to add 450,000 shares to the Plan for a total of 915,625 shares. Currently only 16,377 shares are available for use and this amendment would bring the total available for future grant to 466,377 shares. We are seeking this amendment in order to provide adequate shares to attract and retain qualified individuals;

☐ FOR	☐ AGAINST	☐ ABSTAIN

(3) Proposal No. 3: To approve the proposal for the Company to issue up to 1,200,000 additional Common Shares or securities convertible into such Common Shares, with certain quantitative restrictions, in one or more offerings to be conducted by the Company from time to time for such purposes as determined by the Board of Directors.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In his/her discretion, the proxies are authorized to vote on such other business as may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

☐	If you plan to attend the Annual Meeting, please check here

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED ‘FOR’ ALL PROPOSALS.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company and the Proxy Statement dated September 13, 2004 and a copy of the Company’s Annual Report on Form 10-K.

Date:

Date:

Signatures of Stockholder(s)

NOTE: Signature should agree with name on stock certificate as printed hereon. Executors, administrators, trustees and other fiduciaries should so indicate when signing.

PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY

USING THE ENCLOSED POSTAGE PAID ENVELOPE

THANK YOU